UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
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Cooper Tire & Rubber Company
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COOPER TIRE & RUBBER COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO THE STOCKHOLDERS:
The 2021 Annual Meeting of Stockholders of Cooper Tire & Rubber Company (the “Company”) will be held on Friday, May 7, 2021, at 10:00 a.m., Eastern Daylight Time, for the following purposes:
(1)	To elect nine Directors of the Company for the ensuing year.
(2)	To ratify the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2021.
(3)	To approve, on a non-binding advisory basis, the Company’s named executive officer compensation.
(4)	To transact such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.
As part of our precautions regarding the coronavirus (or COVID-19), the Annual Meeting will be a “virtual” meeting. The Company is making its proxy materials available electronically as the primary means of furnishing proxy materials to stockholders, who can participate in the meeting online at www.virtualshareholdermeeting.com/CTB2021 at the appointed date and time. This “virtual” approach to the Annual Meeting also provides a convenient way to access the Company’s proxy materials and vote, enables greater stockholder participation in the proceedings and reduces the cost and environmental impact of the Annual Meeting to the Company.
Only holders of Common Stock of record at the close of business on March 12, 2021, are entitled to notice of and to vote at the Annual Meeting.
To participate in this year’s virtual Annual Meeting, you will need the 16-digit stockholder control number located on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, to log in to the Annual Meeting at www.virtualshareholdermeeting.com/CTB2021. Please keep your stockholder control number in a safe place so it is available to you for the meeting. Using this control number, you will be able to listen to the meeting live, submit questions and vote online. The Company encourages you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Daylight Time on Friday, May 7, 2021. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Daylight Time, on Friday, May 7, 2021.
BY ORDER OF THE BOARD OF DIRECTORS
Stephen Zamansky,
Senior Vice President,
General Counsel & Secretary
Findlay, Ohio
March 25, 2021
Please mark, date, and sign the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage. In the alternative, you may vote by Internet or telephone. See page 2 of the proxy statement for additional information on voting by Internet or telephone.

COOPER TIRE & RUBBER COMPANY
701 Lima Avenue, Findlay, Ohio 45840
March 25, 2021
PROXY STATEMENT
GENERAL INFORMATION AND VOTING
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cooper Tire & Rubber Company (the “Company,” “Cooper Tire,” “our,” “we,” or “us”) to be used at the Annual Meeting of Stockholders of the Company to be held on May 7, 2021, at 10:00 a.m., Eastern Daylight Time. This proxy statement and the related form of proxy were first mailed or made available to stockholders on or about March 25, 2021.
Purpose of Annual Meeting
The purpose of the Annual Meeting is for stockholders to act on the matters outlined in the notice of Annual Meeting on the cover page of this proxy statement. These matters consist of (1) the election of nine Directors, (2) the ratification of the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2021, (3) the approval, on a non-binding advisory basis, of the Company’s named executive officer compensation, and (4) the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.
The Proposed Merger
On February 22, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Goodyear Tire & Rubber Company (“Goodyear”) and Vulcan Merger Sub Inc., a wholly owned subsidiary of Goodyear (“Merger Sub”). Pursuant to the Merger Agreement, subject to the satisfaction or (subject to the extent permitted by applicable law) waiver of certain conditions set forth in the Merger Agreement, Merger Sub is expected to merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Goodyear. Under the terms of the Merger, which has been approved by the Boards of Directors of both companies, the Company’s shareholders are expected to receive, for each share of Company common stock (the “Company Common Stock”), $41.75 per share in cash and a fixed exchange ratio of 0.907 shares of Goodyear common stock. Upon closing of the Merger, Goodyear stockholders are expected to own approximately 84% of the combined company, and the Company’s stockholders are expected to own approximately 16% of the combined company.
The Merger is subject to the satisfaction (subject to the extent permitted by applicable law) waiver of customary closing conditions, including receipt of required regulatory approvals and the approval of the Company’s stockholders, and is currently expected to close in the second half of 2021. As a result, the Company is continuing to hold the Annual Meeting in May to act on the matters outlined above. In evaluating all of the matters submitted for action at the Annual Meeting, the Company’s stockholders should consider all of the information in this proxy statement, including the Merger Agreement and the Merger (and its proposed closing).
No action is expected to be taken by Company stockholders at the Annual Meeting regarding the Merger or its approval.
Virtual Annual Meeting
As part of our precautions regarding the coronavirus (or COVID-19), the Annual Meeting will be a virtual meeting, as permitted by Delaware law and our Bylaws. A virtual annual meeting format is expected to facilitate and increase stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
We remain sensitive to concerns regarding virtual meetings generally from investor advisory groups and other stockholder rights advocates who have voiced concerns that virtual meetings may diminish stockholder voice or reduce accountability. Our Bylaws provide that our annual meetings may be held by means of remote communication, subject to such guidelines
2021 Proxy Statement  1

and procedures as the Board may adopt from time to time. Accordingly, we have designed the procedures for our virtual meeting format to comply with these requirements and to enhance, rather than constrain, stockholder access, participation and communication. In preparation for the virtual Annual Meeting, (i) we will implement reasonable measures to verify that each person deemed present and permitted to vote at the Annual Meeting is a stockholder or proxy holder, (ii) we will implement reasonable measures to provide stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to stockholders, if any, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) we will maintain a record of any votes or other action taken by stockholders or proxy holders at the meeting. Additionally, the online format allows stockholders to communicate with us during the meeting so they can ask appropriate questions of our Board or management in accordance with the rules of conduct for the meeting and as described under “General Information and Voting-Questions.” During the live Q&A session of the meeting, we will answer questions as they come in.
Information regarding the ability of stockholders to ask questions during the Annual Meeting and related rules of conduct at the Annual Meeting will be posted on our investor relations page (investors.coopertire.com) in advance of the Annual Meeting. Similarly, matters addressing technical and logistical issues, including technical support during the Annual Meeting and related to accessing the Annual Meeting’s virtual meeting platform, will be available at www.virtualshareholdermeeting.com/CTB2021.
Attendance and Participation
Our completely virtual Annual Meeting will be conducted on the internet via live webcast. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CTB2021. You also will be able to vote your shares electronically at the Annual Meeting.
All stockholders of record at the close of business on March 12, 2021 (the “record date”), or their duly appointed proxies, may participate in the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), on your proxy card or on the instructions that accompanied your proxy materials. The Company encourages you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Daylight Time on Friday, May 7, 2021. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Daylight Time, on Friday, May 7, 2021.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
Questions
Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CTB2021, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions relating to the Merger or regarding personal matters, including those related to employment, product or landowner issues, are not pertinent to meeting matters and therefore will not be answered.
Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page.
Voting
Each share of the Company’s Common Stock will be entitled to one vote on each matter. Only stockholders of record at the close of business on the record date will be eligible to vote at the Annual Meeting online at www.virtualshareholdermeeting.com/CTB2021. To participate in the Annual Meeting, you will need the 16-digit
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control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), on your proxy card or on the instructions that accompanied your proxy materials. The Company encourages you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Daylight Time on Friday, May 7, 2021. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Daylight Time, on Friday, May 7, 2021.
As of the record date, there were 50,486,612 shares of Common Stock outstanding. The holders of a majority of the shares of Common Stock issued and outstanding, and present in person or represented by proxy, constitute a quorum. Abstentions and “broker non-votes” with respect to a proposal will be counted to determine whether a quorum is present at the Annual Meeting.
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. “Broker non-votes” occur when an organization that holds shares for a beneficial owner has not received voting instructions with respect to the proposal from the beneficial owner. Whether such organization has the discretion to vote those shares on a particular proposal depends on the ballot item. If the organization that holds your shares does not have discretion and you do not give the organization instructions, the votes will be “broker non-votes,” which may have the same effect as votes against the proposal. If you hold shares of Company common stock in any Company defined contribution plan and do not vote your shares or specify your voting instructions on your proxy card, the provisions of the plans direct the trustee to vote your shares in the same proportion as the trustee was directed to vote the shares of the other participants who gave directions as to voting.
Below is a summary of the vote threshold required for passage of each agenda item and the effect of abstentions and “broker non-votes.”
Agenda Item 1: Except in the case of a contested election, each nominee for election as a Director who receives a majority of the votes cast with respect to such Director’s election by stockholders will be elected as a Director. In the case of a contested election, the nominees for election as Directors who receive the greatest number of votes will be elected as Directors. Abstentions and “broker non-votes” are not counted for purposes of the election of Directors.
Agenda Item 2: Although the Company’s independent registered public accounting firm may be selected by the Audit Committee of the Board of Directors without stockholder approval, the Audit Committee will consider the affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting to be a ratification by the stockholders of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. As a result, abstentions will have the same effect as a vote cast against the proposal. As a routine matter, we do not expect “broker non-votes” with respect to this proposal.
Agenda Item 3: Although the advisory vote to approve named executive officer compensation is non-binding, the advisory vote allows our stockholders to express their opinions regarding named executive officer compensation. The Board will consider the affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting as approval of the compensation of the Company’s named executive officers for fiscal year 2020. Abstentions are counted as votes against and “broker non-votes” are not counted for purposes of the advisory vote to approve named executive officer compensation. As a result, if you own shares through a bank, broker-dealer, or similar organization, you must instruct your bank, broker-dealer, or other similar organization to vote in order for them to vote your shares.
Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If you choose to vote your shares online during the Annual Meeting, please follow the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/CTB2021. You will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Even if you plan to participate in the Annual Meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting electronically.
Proxy Matters
Stockholders may vote by completing, properly signing, and returning the accompanying proxy card, or by participating and voting electronically at the Annual Meeting online at www.virtualshareholdermeeting.com/CTB2021. If you properly complete and return your proxy card in time to vote, your proxy (one of the individuals named in the proxy card) will vote your shares as you have directed. If you sign and return the proxy card but do not indicate specific choices as to your vote,
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your proxy will vote your shares (i) to elect the nominees listed under “Nominees for Director,” (ii) for the ratification of the selection of the Company’s independent registered public accounting firm and (iii) for approval of the compensation of the Company's named executive officers for fiscal year 2020. Stockholders of record and participants in certain defined contribution plans sponsored by the Company (see below) may also vote by using a touch-tone telephone to call 1-800-690-6903, or by the Internet by accessing the following website: http://www.proxyvote.com.
Voting instructions, including your stockholder account number and personal proxy control number, are contained on the accompanying proxy card. You will also use this accompanying proxy card if you are a participant in the following defined contribution plans sponsored by the Company:
•	Spectrum Investment Savings Plan;
•	Pre-Tax Savings Plan (Texarkana Represented Employees); or
•	Pre-Tax Savings Plan (Findlay Represented Employees).
Those stockholders of record who choose to vote by telephone or Internet must do so no later than 11:59 p.m., Eastern Daylight Time, on May 6, 2021. All voting instructions from participants in the defined contribution plans sponsored by the Company and listed above must be received no later than 11:59 p.m., Eastern Daylight Time, on May 4, 2021.
A stockholder may revoke a proxy by filing a notice of revocation with the Secretary of the Company, or by submitting a properly executed proxy card bearing a later date. A stockholder may also revoke a previously executed proxy (including one submitted by Internet or telephone) by participating and voting electronically at the Annual Meeting online at www.virtualshareholdermeeting.com/CTB2021, after requesting that the earlier proxy be revoked. Online participation at the Annual Meeting, without further action on the part of the stockholder, will not operate to revoke a previously granted proxy card.
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Our Board and Committees
Our Board is comprised of members with a variety of qualifications, skills, business knowledge and experiences, backgrounds, viewpoints and expertise to provide effective oversight of management and the Company.

BOARD COMPOSITION

Independence

Non-Independent
1
9
Independent

Age

70+ Years
2
Average
62.3 Years
5
50-59 Years
3
60-69 Years

Tenure

15+ Years
1
10-14 Years
3
Average
7.7 Years
5
<5 Years
1
5-9 Years

CEO/Chairman Experience

No
4
6
Yes
1

Board and Committee Names	Number of Members	Independence	Number of Meetings in 2020
Board of Directors	10	9	9
Audit Committee	4	4	4
Compensation Committee	4	4	8
Nominating and Governance Committee	3	3	3
Global Social Impact
The Company is committed to environmental responsibility and the health and safety of its employees, contractors and the community, as well as sustainable health and growth of the Company. The Company's organization structure allows it to supervise and audit, using a combination of internal and external resources, environmental activities, planning and programs to promote compliance with applicable environmental, health and safety (“EHS”) requirements and Company standards. Additionally, the Company has implemented a global EHS management system to predictably and sustainably manage EHS and to hold management accountable for non-compliance. The Company also participates in activities concerning general industry environmental matters, including being a founding member of the Tire Industry Project and the Global Platform for Sustainable Natural Rubber.
The Company’s response to the COVID-19 pandemic around the globe reflects its focus on the health and safety of its employees, contractors and communities. The Company prohibited non-essential travel for all employees, modified workspaces with acrylic dividers and touchless faucets, provided additional personal protective equipment and cleaning supplies, increased cleaning protocols across all locations, transitioned to remote working arrangements for certain employees, emphasized the importance of staying home when employees feel sick, implemented protocols to address actual and suspected COVID-19 cases and potential exposure, and enacted policies on face mask usage and appropriate social distancing at the Company's locations.
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Diversity & Inclusion
At Cooper Tire, we strive to attract, engage and retain the most talented and high-performing employees. We provide an environment where the most outstanding people in the world feel welcome, respected and valued for who they are and for their contributions. We are passionate about helping to raise the level of respect and inclusion in our communities. We are an equal employment opportunity employer. We embrace and encourage Cooper Tire people's differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, veteran status and other characteristics that make each of them unique.
RECOGNIZED FOR BOARDROOM DIVERSITY

The Company has been honored by the Women’s Forum of New York and 2020 Women on Boards for raising the bar for gender-diverse boards. The Company's Board of Directors includes 30 percent female representation, exceeding the national average.
RECOGNIZED FOR LGBTQ EQUALITY

For the second consecutive year, the Company earned a score of 100% on the Human Rights Campaign’s Corporate Equality Index, a national benchmarking survey and report measuring corporate policies and practices related to LGBTQ equality in the workplace, and has been named one of the Best Places to Work for LGBTQ Equality.
RECOGNIZED AMONG THE WORLD'S BEST EMPLOYERS

The Company has been recognized by Forbes as one of the World’s Best Employers 2020. The Company Cooper placed within the top 20 percent, ranking 143 out of 750 companies on the list, and ranked highly in the automotive industry, placing second among six tire companies in the category. In partnership with market research firm Statista, Forbes compiled the ranking based on employee ratings of their employer on topics such as economic footprint, gender equality, social responsibility, talent development and COVID-19 response.
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AGENDA ITEM 1
ELECTION OF DIRECTORS

In accordance with the Restated Certificate of Incorporation of the Company, the Board of Directors has fixed the total number of Directors to be elected at the Annual Meeting at nine. Mr. Welding, who has served as a Director since 2007, is not standing for reelection when his current term expires at the Annual Meeting. All nine of our Directors standing for reelection have a term that expires at this Annual Meeting and each has consented to stand for reelection. At this Annual Meeting, nine Directors are being elected, each to serve for a term of office that will expire at the Annual Meeting of Stockholders in 2022 (or such earlier time at which his or her successor is elected and qualified). In the event that any of the nominees becomes unavailable to serve as a Director before the Annual Meeting, the Board of Directors may designate a new nominee, and the persons named as proxies will vote for that substitute nominee.

The Board of Directors recommends that stockholders vote FOR the nine nominees for Director.
NOMINEES FOR DIRECTOR

Director Since 2006	STEVEN M. CHAPMAN Former Group Vice President, China and Russia, Cummins, Inc.

Mr. Chapman, age 67, serves on the board of directors of Axalta Coatings Systems Ltd., as chairman of Cummins India Ltd. (traded on BSE) and as vice chairman of ZAO Cummins Kama (Cummins joint venture in Russia). He is also a Senior Advisor to the US-China Industrial Cooperation Partnership, a private equity fund managed by Goldman Sachs. He retired as Group Vice President – China and Russia for Cummins Inc., a leading global power corporation with complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions, in July 2020 after serving 18 years on the Cummins Leadership Team and its predecessors. Mr. Chapman joined Cummins Inc. in 1985, holding various roles of increasing responsibility including Director – International Business Development, Vice President – Southeast Asia and China, Vice President – International, President – International Distributor Business and Group Vice President – Emerging Markets and Businesses. Mr. Chapman earned his bachelor’s degree in Asian Studies from St. Olaf College in Northfield, Minnesota, and a master’s degree in Public and Private Management from the Yale University School of Management. He serves as a member of the board of trustees for Carthage College in Kenosha, Wisconsin, and the Yale Greater China Board of Advisors. Mr. Chapman's education, board member experience, and business management experience in operations and international operations qualify him to continue serving as a member of the Board of Directors.

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NOMINEES FOR DIRECTOR (CONT.)

Director Since 2016	SUSAN F. DAVIS Former Executive Vice President, Asia-Pacific Region, Johnson Controls

Ms. Davis, age 67, served as Executive Vice President of the Asia-Pacific Region for Johnson Controls from September 2015 until her retirement in October 2016. Johnson Controls is a globally diversified technology and industrial leader serving customers in more than 150 countries. Ms. Davis has served in positions of increasing responsibility within Johnson Controls. She was named Vice President of Organizational Development in 1993. The following year, she was appointed Corporate Vice President of Human Resources and was named Executive Vice President of Human Resources in 2005. She was named Executive Vice President & Chief Human Resources Officer in 2012. She joined the company in 1985, following its acquisition of Hoover Universal, where she began her career in 1983 as a strategic planner for the automotive seating and plastics machinery business. Ms. Davis graduated magna cum laude with a Master of Arts degree and magna cum laude with a Bachelor of Arts, both from Beloit College. She holds a Master of Business Administration (MBA) degree from the University of Michigan. Ms. Davis currently serves as director of Quanex Corporation, and as an advisor to Colorado State University. Ms. Davis’s education, board member experience, and business management experience qualify her to continue serving as a member of the Board of Directors.

Director Since 2018	KATHRYN P. DICKSON Former President Manitoba Harvest, LLC

Ms. Dickson, age 56, served as President, Manitoba Harvest, a global company that manufactures and markets plant-based-protein food and beverages. Ms. Dickson joined Manitoba Harvest in December 2019, after the acquisition of the business by Tilray, Inc., and served until the announced pending acquisition of Tilray, Inc. by Aphria, Inc. in December 2020. Prior to Manitoba Harvest, Ms. Dickson served as Senior Vice President for Mattel, Inc., a global learning, development, and play company, and President of its American Girl subsidiary from February 2016 through December 2018. Prior to Mattel, Ms. Dickson served as Chief Marketing Officer for News America Marketing, Inc., a consumer-focused marketing business from February 2015 through February 2016. Prior to News America Marketing, Inc., Ms. Dickson served in increasingly responsible roles over more than 23 years, at General Mills, Inc., a global manufacturer and marketer of branded consumer foods. Her leadership there included Vice President, Marketing Excellence, and Vice President / Business Unit Director for global brands including Betty Crocker, Pillsbury, and Old El Paso. Ms. Dickson holds a B.S. degree from the United States Air Force Academy, and a Master of Business Administration (MBA) from Univ. of California, Los Angeles. She served as an officer in the U.S. Air Force, where she achieved the rank of Captain. Ms. Dickson’s education, business leadership, business management and marketing experience qualify her to continue as a member of the Board of Directors.

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NOMINEES FOR DIRECTOR (CONT.)

Director Since 2003	JOHN J. HOLLAND Non-Executive Chairman of the Board President, Greentree Advisors LLC

Mr. Holland, age 71, has served as President of Greentree Advisors LLC since 2005. Greentree Advisors LLC provides business advisory services. Mr. Holland served as President of The International Copper Association (ICA) from 2012 to 2015. The ICA is a marketing and trade organization for the global copper industry. Mr. Holland served as President, Chief Operating Officer, and Chief Financial Officer of MMFX Technologies Corporation from September 2008 until October 2009. MMFX Technologies is an inventor and manufacturer of nano technology steel. Prior to that, he was Executive Vice President and Chief Financial Officer of Alternative Energy Sources, Inc., an ethanol producer, from August 2006 until June 2008. Mr. Holland previously was employed by Butler Manufacturing Company, a producer of pre-engineered building systems, supplier of architectural aluminum systems and components, and provider of construction and real estate services for the non-residential construction market, from 1980 until his retirement in 2004. Prior to his retirement from Butler, Mr. Holland served as Chairman of the Board from 2001 to 2004, as Chief Executive Officer from 1999 to 2004, and as President from 1999 to 2001. Mr. Holland is also a director of Cornerstone Building Brands, Inc. (formerly NCI Buildings Systems Inc.). Mr. Holland holds B.S. and MBA degrees from the University of Kansas. Mr. Holland’s education, board member experience, and business management experience in operations and accounting, including his service as a chief executive officer and chief financial officer, qualify him to continue serving as a member of the Board of Directors.

Director Since 2016	BRADLEY E. HUGHES President & Chief Executive Officer

Mr. Hughes, age 59, has served as President & Chief Executive Officer since September 2016. He previously served the Company as Senior Vice President and Chief Operating Officer from January 2015 to September 2016; Senior Vice President and President-International Tire Operations from July 2014 to January 2015; Senior Vice President and Chief Financial Officer from July 2014 to December 2014; and Vice President and Chief Financial Officer from November 2009 to July 2014. Mr. Hughes has a B.A. in business from Miami University and an MBA from the University of Michigan. Mr. Hughes’s education, extensive knowledge of the Company, international operations and business management experience qualify him to continue serving as a member of the Board of Directors.

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NOMINEES FOR DIRECTOR (CONT.)

Director Since 2021	TYRONE M. JORDAN Former President and Chief Operating Officer DURA Automotive Systems

Mr. Jordan, age 58, served as President and Chief Operating Officer of DURA Automotive Systems, a leading tier one automotive supplier of electric/hybrid systems, advanced driver-assistance systems, mechatronics, lightweight structural systems, and luxury trim systems for premier automotive brands, from October 2015 until his retirement in March 2019. Mr. Jordan joined DURA following a career of more than three decades with General Motors Company and United Technologies Corporation, most recently serving as Executive Vice President, Global Operations and Customer Experience at General Motors. During his
25-year tenure with General Motors, which included living internationally in Brazil, China and Mexico, Mr. Jordan held positions of increasing responsibility in operations, purchasing, technology, business development, strategy, mergers and acquisitions, and engineering. Mr. Jordan received his Executive Aerospace & Defense Master of Business Administration (ADMBA) in Operations, Strategy & Finance from the University of Tennessee, a degree in Pre-law from Eastern Michigan University and a degree in Industrial Engineering Technology from Purdue University. He currently serves on the Boards of Directors of TPI Composites, Inc., Oshkosh Corporation, Trinity Industries, Inc., and on the Dean’s Advisory Board of the College of Business of Eastern Michigan University. Mr. Jordan's education, board member experience, and business management and business leadership experience qualify him to continue serving as a member of the Board.

Director Since 2017	TRACEY I. JOUBERT Chief Financial Officer, Molson Coors Beverage Company

Ms. Joubert, age 54, has served as Chief Financial Officer of Molson Coors Beverage Company since 2016. Molson Coors is a leading global brewer. Ms. Joubert was Executive Vice President and Chief Financial Officer of MillerCoors from 2012-2016 and served in a variety of increasingly responsible finance leadership roles at MillerCoors since 2003. A native of South Africa, Ms. Joubert holds bachelor’s degrees in commerce and accounting from the University of the Witwatersrand in Johannesburg. She also serves on the Board of Directors of various subsidiaries of Molson Coors. Ms. Joubert’s education, board member experience, business management and finance experience qualify her to continue serving as a member of the Board of Directors.

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NOMINEES FOR DIRECTOR (CONT.)

Director Since 2015	GARY S. MICHEL President and Chief Executive Officer JELD-WEN Holding, Inc.

Mr. Michel, age 58, has served as President and Chief Executive Officer of JELD-WEN Holding, Inc. since June 2018. He also serves on JELD-WEN’s Board of Directors.
JELD-WEN is one of the world's largest door and window manufactures with facilities in 20 countries. The company designs, produces and distributes an extensive range of interior and exterior doors, wood, vinyl and aluminum windows and related products used in new construction and remodeling of residential and commercial structures. Prior to JELD-WEN, Mr. Michel served as President and CEO of Honeywell International Inc.’s Home and Building Technologies Strategic Business Unit, a developer of connected products and software for homes and buildings, from October 2017 until May 2018. Prior to Honeywell, Mr. Michel was with Ingersoll-Rand Company, a diversified manufacturer and services provider of climate and refrigeration systems, industrial technologies and small electric vehicles, for more than three decades, serving most recently as senior vice president and president, Residential HVAC and Supply. He also served as a member of its enterprise leadership team and led the Ingersoll Rand Sales Excellence Initiative, as well as serving as a co-lead of the company’s enterprise sustainability efforts. Mr. Michel holds a Bachelor of Science degree in Mechanical Engineering from Virginia Polytechnic Institute and State University and an MBA degree from the University of Phoenix. Mr. Michel’s education, board member experience, and business management experience qualify him to continue serving as a member of the Board of Directors.

Director Since 2018	BRIAN C. WALKER Former President and Chief Executive Officer Herman Miller, Inc.

Mr. Walker, age 59, served as President and Chief Executive Officer of Herman Miller, Inc., a global provider of office furniture and services, from 2004 until his retirement in 2018. Mr. Walker joined Herman Miller, Inc. in 1989 and served in various capacities, including as Chief Financial Officer, and Executive Vice President. Mr. Walker holds a bachelor's degree in accounting from Michigan State University and is a certified public accountant. Mr. Walker is also a director of Universal Forest Products, Inc. and Gentex Corporation, and serves as an Operating Partner in Strategic Leadership with the private equity firm, Huron Capital. Mr. Walker’s education, board member experience, and business management and finance experience qualify him to continue serving as a member of the Board of Directors.

Note: The beneficial ownership of the Directors and nominees in the Common Stock of the Company is shown in the table presented under the heading “Security Ownership of Management” in this proxy statement.
2021 Proxy Statement  11

AGENDA ITEM 2
RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the independent registered public accounting firm of the Company in 2020 and has been retained by the Audit Committee to do so in 2021. In connection with the audit of the 2021 financial statements, the Company has engaged Ernst & Young LLP to perform audit services for the Company. The Board of Directors has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain the firm. In such event, the Audit Committee may retain Ernst & Young LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another nationally recognized public accounting firm without resubmitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the selection of the Company’s independent registered public accounting firm.
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AGENDA ITEM 3
PROPOSAL TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors is aware of the significant interest in executive compensation matters by investors and the general public. The Company is submitting this proposal, commonly known as a “say-on-pay” proposal, to stockholders. The Company is currently conducting say-on-pay votes every year. The Company would ordinarily expect to hold the next say-on-pay vote in connection with its 2022 Annual Meeting of Stockholders (however, in recognition of the proposed Merger, such say-on-pay vote will likely be held only if the Merger has not closed within one year after the Annual Meeting). As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, we are asking you to cast a non-binding advisory vote to approve the Company’s named executive officer compensation through the consideration of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Our Compensation Committee has overseen the development and implementation of a compensation program that is discussed more fully in “Compensation Discussion and Analysis” and “Executive Compensation,” including the summary tables and narrative sections of this proxy statement.

Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee, or the Board of Directors.
The Board of Directors recommends that the stockholders vote FOR approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.
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COMPENSATION DISCUSSION AND ANALYSIS
This section describes Cooper Tire’s executive compensation philosophy, program design, components, and decision making process for the compensation of the named executive officers listed below for 2020.
Name	Title
Bradley E. Hughes	President & Chief Executive Officer
Gerald C. Bialek	VP, Treasurer & Interim Chief Financial Officer
Paula S. Whitesell	Senior Vice President & Chief Human Resources Officer
Stephen Zamansky	Senior Vice President, General Counsel & Secretary (former Interim Chief Human Resources Officer)
Christopher J. Eperjesy	Former Senior Vice President & Chief Financial Officer
Mr. Eperjesy joined the Company on December 10, 2018 and terminated his employment with the Company on August 21, 2020. Mr. Bialek has been acting in the role of Chief Financial Officer on an interim basis since August 21, 2020. In addition to his other responsibilities, Mr. Zamansky oversaw the Company's human resources operations on an interim basis from December 2, 2019 until July 27, 2020; at which time Ms. Whitesell joined the Company as Senior Vice President & Chief Human Resources Officer.
EXECUTIVE SUMMARY
2020 COMPANY PERFORMANCE HIGHLIGHTS
Cooper Tire responded well to a challenging 2020 and delivered meaningful progress on our strategic initiatives, which helped Cooper generate improved results when compared to 2019. Operating profit for 2020 improved by $56 million to $231 million when compared to 2019. This was driven by strength within our Americas segment, as well as improved results internationally. Additionally, our strong performance, as well as taking decisive actions during the early stages of the pandemic to reduce working capital, capital expenditures and discretionary spending, resulted in significant free cash flow for 2020, helping us end the year with more than $625 million of cash and over $1.2 billion of available liquidity.
Over the past year, we have continued to make significant progress on our strategic plan initiatives:
•
Strengthening our global manufacturing footprint: Cooper has been evaluating and upgrading our global manufacturing footprint to have the right technology and capabilities, with the right production capacity in the right locations, while also enhancing the competitiveness of our cost structure. In early 2020, we bought out our joint venture partner in Mexico to take full ownership of the plant there to better leverage this low-cost facility. And, in Asia, we commenced tire production at our joint venture TBR tire plant in Vietnam. Cooper is also expanding our Serbia plant, increasing capacity, and enabling the facility to produce larger diameter tires for global markets.

•
Expanding our retail presence: A key initiative is to make Cooper Tire products available at a greater number of retail points where consumers want to shop for tires. Since beginning this initiative, we have added thousands of additional points of sale, and we continue to find ways to provide consumers with easier access to our brands and products. Cooper tires are now available in all five of the top tire retailers in the U.S. and we are seeing particularly strong growth for Cooper on e-commerce platforms.

•
Expanding our Truck and Bus Radial (TBR) business: Another key strategy included the expansion of our TBR tire business driven by the introduction of a Cooper TBR tire lineup to augment our Roadmaster brand. Among the six new TBR products we introduced in 2020, we notably expanded our Cooper WORK Series, which now includes an all-weather drive (AWD) tire for regional fleets, as well as an all steel all position (ASA) and an all-steel drive (ASD) tire for final mile applications.

•
People strategy, diversity & inclusion: Cooper has continued to make progress with our people strategy, including our diversity and inclusion efforts. Cooper recently announced that we received a perfect score of 100 on the Human Rights Campaign Foundation’s 2021 Corporate Equality Index (CEI), designating our company as a Best Place to Work for LGBTQ Equality for a second consecutive year. In addition, we were recognized by Forbes as one of the World’s Best Employers in 2020, ranking highly in the automotive industry and placing second among six tire companies that were included in the top 750 companies recognized.

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As previously discussed above, on February 22, 2021, the Company entered into the Merger Agreement with Goodyear and Merger Sub. Pursuant to the Merger Agreement, subject to the satisfaction or (subject to the extent permitted by applicable law) waiver of certain conditions set forth in the Merger Agreement, Merger Sub is expected to merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Goodyear. Under the terms of the Merger, which has been approved by the Boards of Directors of both companies, the Company’s stockholders are expected to receive, for each share of Company Common Stock, $41.75 per share in cash (the “Cash Consideration”) and a fixed exchange ratio of 0.907 shares of Goodyear common stock (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). Upon closing of the Merger, Goodyear shareholders are expected to own approximately 84% of the combined company, and the Company’s stockholders are expected to own approximately 16% of the combined company.
The Merger is subject to the satisfaction or (subject to the extent permitted by applicable law) waiver of customary closing conditions, including receipt of required regulatory approvals and the approval of the Company’s stockholders, and is currently expected to close in the second half of 2021.
2020 COMPENSATION HIGHLIGHTS
The Company's 2020 compensation program emphasized a pay-for-performance philosophy. The performance-based annual cash incentive and long-term cash and equity incentive programs, collectively, were the majority of the targeted annual compensation for our named executive officers. These programs were designed to:
•	Drive the short and long-term financial and operational performance of the Company;
•	Deliver value to our stockholders;
•	Recognize and reward corporate, group and individual performance;
•	Provide a pay package that reflects our judgment of the value of each officer's position in the marketplace and the Company; and
•	Attract and retain strong executive leadership.
The table below reflects the 2020 compensation package (base salary, target annual incentive plan (“AIP”) award and target long-term incentive plan (“LTIP”) award for each named executive officer. We believe this table provides a simple and straightforward picture of 2020 compensation.
Name	Base Salary[1]	Target AIP Award[2]	Target LTIP Award[3]	Total Target Compensation Package
Bradley E. Hughes	$1,025,000	$1,230,000	$4,100,000	$6,355,000
Gerald C. Bialek	$300,000	$120,000	$150,000	$570,000
Paula S. Whitesell	$400,000	$240,000	$500,000	$1,140,000
Stephen Zamansky	$500,000	$350,000	$825,000	$1,675,000
Christopher J. Eperjesy	$500,000	$375,000	$950,000	$1,825,000
1	Salary in effect as of December 31, 2020 for all named executive officers with the exception of Mr. Eperjesy whose salary is reflected as of August 21, 2020, the date he left the Company.
2	AIP target percentage multiplied by the base salary in effect at the end of the year. The actual target award is based on salary actually earned during the year.
3
LTIP target percentage multiplied by the base salary in effect at the end of the year. The actual 2020-2022 grant was based on the LTIP target percentage multiplied by base salary at the time of the grant.

2020 Incentive Compensation	Description
AIP results were approved at 147.6% of target	Performance against pre-established operating profit and free cash flow targets resulted in a formulaic outcome relative to target levels.
The 2020 measurement period performance for the LTIP was approved at 103.3% of target	The Company delivered net income and return on invested capital results which resulted in a formulaic outcome relative to target levels.
2021 Proxy Statement  15

2020 COMPONENTS OF COMPENSATION
We believe that our executive compensation program, by element and in total, best achieves our objectives. The majority of each named executive officer's compensation opportunity is based on the achievement of important financial and strategic goals established at the beginning of the respective performance period. The primary elements of our 2020 executive compensation program, all key to the attraction, retention, and motivation of our named executive officers, are shown in the following table:
Element	Purpose	Nature of Component
Base Salary	To value the competencies, skills, experience, and performance of individual executives.	Cash. Not “at risk.” Based on responsibility, internal equity, experience and performance. Reviewed annually.
Annual Incentive Plan (AIP)	To motivate and reward executives based on achievement against pre-established financial goals.	Cash award. Performance-based and “at risk.” Amount earned was designed to vary based on the extent to which annual goals are achieved.
Long-Term Incentive Plan (LTIP)	To motivate and reward the named executive officers for the achievement of long-term goals and creation of stockholder value.
A mix of equity and cash awards, and “at risk.” Award mix consists of restricted stock units (“RSUs”), performance-based stock units (“PSUs”), and performance-based cash (“Performance Cash”), each weighted approximately one-third of the total award.

Approximately 84% of the Chief Executive Officer’s (“CEO's”) target annual compensation and 64% of the other named executive officers' target annual compensation, on average, is at-risk and varies based on performance against incentive goals and/or as the performance of Company stock.
Pay Mix: Chief Executive Officer

Pay Mix: “Other” Named Executive Officers Average

COMPENSATION BEST PRACTICES
The following table summarizes the current compensation best practices we have implemented, as well as those practices we have avoided because we believe they do not serve the interests of our stockholders.
What we do:
✔	Pay for performance
✔	Generally provide named executive officers the same welfare and retirement benefits as full-time employees
✔	Have robust stock ownership guidelines for senior executives
✔	The Compensation Committee directly engages a fully independent compensation consultant
✔	Have a robust clawback policy
✔	Generally maintain double trigger requirement for change in control severance benefits
✔	Mitigate risk in plan design
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What we don't do:
✘	Enter into employment agreements with the named executive officers
✘	Allow hedging or pledging of Cooper Tire & Rubber Company stock
✘	Provide dividend equivalents on performance awards that are not notionally earned
✘	Provide tax gross-ups upon a change in control
✘	Reprice or reload stock options
“Say-on-Pay” Results
At last year's Annual Meeting, stockholders voted approximately 96% in favor of our “say-on-pay” proposal. The Compensation Committee considered the vote to be an endorsement of the Cooper Tire & Rubber Company's executive compensation program and did not make any changes to our executive compensation policies and practices that were specifically driven by the say-on-pay vote.

COMPONENTS OF THE 2020 COMPENSATION PROGRAM
Each named executive officer had a 2020 target total compensation opportunity comprised of both fixed (base salary) and variable (annual and long-term incentive) compensation. In addition, named executive officers were eligible for welfare and retirement benefits available to employees generally, and a limited amount of other benefits and perquisites. This section describes the different components of our 2020 compensation program for named executive officers and describes the process for how compensation decisions were made.
2020 BASE SALARY
We provided market competitive base salaries to attract and retain outstanding talent and to provide a fixed component of pay for our named executive officers. Base salaries were reviewed for 2020 and were determined with consideration to the role of the executive, the officer's experience, competitive market data regarding similar roles in similar organizations, internal equity, individual performance, budget, and other considerations. The Compensation Committee used the median of market data as the general reference point for base salary decisions because it believed that the median was the best representation of competitive salaries in the market for similar roles and talent.
In considering base salaries for 2020, the Compensation Committee considered the officer's experience and current role, impact on the Company's results, the overall quality and manner in which the officer performs the role, the financial position of the Company and the value of retention.
2020 ANNUAL INCENTIVE PLAN AWARDS
With input from management and its independent executive compensation consultant, the Compensation Committee reviewed and discussed annual corporate performance metrics and targets, and the appropriateness of these performance metrics and targets considering the following primary factors prior to approval:
•	Expected performance based upon the annual operating plan as approved by the Board;
•	The economic environment in which we expected to operate during the year, including risk factors;
•	The achievement of financial results expected to enhance stockholder value; and
•	The strategic goals and initiatives of the Company.
The Compensation Committee used the median of general industry market data from Aon Hewitt's TCM Survey, and proxy data from the Peer Group for the CEO and CFO, as the general reference point for target annual cash incentive opportunities because it believed that the median was the best representation of competitive annual cash incentive levels in the market for similar roles and talent. With regard to setting individual annual cash incentive opportunity levels for 2020, the Compensation Committee had the discretion to adjust the target opportunity levels as it deemed appropriate. Typical reasons for adjusting an individual officer's target annual cash incentive opportunity level above or below the market
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median have included the experience and performance of the officer, internal equity, and the impact of the role upon the organization. At the highest level of achievement, the annual cash incentive opportunity for our named executive officers was 200% of the target opportunity in 2020. At a threshold level of performance, the incentive opportunity was 50% of the target in 2020, with no incentive earned if performance was below the threshold achievement level.
2020 LONG-TERM INCENTIVE AWARDS
The Compensation Committee approved 2020 LTIP awards for the named executive officers and other senior executives of the Company. LTIP awards were granted under the Cooper Tire & Rubber Company 2014 Incentive Compensation Plan, which allows for a variety of forms of long-term incentives. For 2020, awards of RSUs, PSUs, and Performance Cash were granted, with each weighted approximately one-third of the total award. In determining the appropriate form or mix of long-term incentive awards, the Compensation Committee considered such factors as alignment with stockholder interests, the attraction and retention of executive talent, and the affordability of certain awards. The size of long-term incentive grants was determined with reference to the competitive benchmarking described on page 20, the Cooper Tire stock price, as well as individual performance and potential, contributions, and other long-term considerations.
The grant date for the 2020 awards was the date of our February Compensation Committee meeting. For most new hires, including Ms. Whitesell, the grant date has generally occurred as of, or shortly after, the hiring date of the newly eligible executive. The methodology to determine the number of units to grant was to average the high and low trading price of our common stock, as quoted on the New York Stock Exchange, on the date of grant.
Key design features of our 2020 PSUs and Performance Cash grants included:
•	One-year measurement periods within a three-year performance period;
•	Anticipation that at the start of each year, specific financial metrics would be set;
•
Expectation that at the end of each year within the three-year performance period, PSUs and Performance Cash could be notionally earned based on the extent to which financial targets for the awards have been achieved;

•	Payout opportunities can ranging from 0% to 200% of the target award opportunity;
•
Notionally earned PSUs and Performance Cash, if any, designed to vest and be payable at the end of the three-year cycle, with PSUs payable in shares of common stock and Performance Cash awards settled in cash;

•
Dividend equivalents, which are credited to notionally earned PSUs, designed to be reinvested into additional stock units and paid at the end of the three-year cycle with the underlying and vested PSUs. PSUs that have not been notionally earned do not receive dividend equivalents; and

•	Since the overall performance period for each performance-based grant was designed to be three years, participants can have overlapping three-year award opportunities active at any time.
The financial metrics for the 2020 LTIP measurement period of the 2018-2020, 2019-2021, and 2020-2022 performance periods approved by the Compensation Committee at the beginning of 2020 were net income (80% weighting) and return on invested capital (20% weighting). The Compensation Committee selected these performance metrics because net income and return on invested capital were considered essential earnings and profitability measures related to the strategic and financial goals of the Company over each measurement period and the full three-year performance period. Metrics were established in February, allowing for incentive targets to be generally aligned with the 2020 annual operating plan and to account for anticipated factors that might be expected to impact final results.
The ultimate value of performance-based stock units was designed to be based on the Company's financial results and the stock price, which was intended to align with long-term stockholder value creation. The ultimate value of performance-based cash was designed to be based solely on performance against the financial metrics. In 2020, the potential payout on each of the financial metrics included a threshold, target, and maximum award level, with a range from 0% to 200% of target.
The size of restricted stock grants was determined with reference to the competitive benchmarking described on page 20, the Cooper Tire stock price, as well as individual performance, contributions and other long-term considerations.
2020 SPECIAL AWARDS
Ms. Whitesell joined the company on July 27, 2020. Unique elements of her compensation package included the following: a prorated 2020 AIP payable in 2021, a prorated 2020 LTIP grant, a $50,000 sign on bonus, and 10,000 Restricted Stock Units which vest on July 27, 2023.
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On August 5, 2020, the Compensation Committee approved a supplemental compensation package for Mr. Bialek for serving as interim Chief Financial Officer, effective August 21, 2020, comprised of a bonus of $150,000 payable as follows, provided Mr. Bialek is an employee in good standing on those dates: $25,000 on November 21, 2020, $25,000 on February 21, 2021, $25,000 on May 21, 2021, and $75,000 on August 21, 2021. Additionally, 3,000 Restricted Stock Units were granted to Mr. Bialek on August 21, 2020 which vest as follows: 1,500 on first anniversary of grant, 1,000 on second anniversary of grant, and 500 on third anniversary of the grant.
On September 14, 2020, the Compensation Committee approved the following supplemental compensation for Mr. Zamansky for serving as interim Chief Human Resources Officer from December 2, 2019 to July 27, 2020: $150,000 cash lump sum paid on November 1, 2020, and 4,500 Restricted Stock Units granted on November 1, 2020, which vest pro rata over three years.
2020 EXECUTIVE BENEFITS AND PERQUISITES
Retirement Benefits
In order to attract high caliber leadership and promote management continuity among our named executive officers, we have provided the following retirement benefits:
•
401(k) Plan: The Company provides a 401(k) retirement savings plan for eligible employees, including the named executive officers. Under the Spectrum Retirement Savings Plan, in which the named executive officers participate, participants may choose to contribute up to the annual limit determined by the Internal Revenue Service (“IRS”). In 2020, the Company provided each participant with a stated matching contribution of 100% of the first 6% of pay contributed by the employee, up to the limits determined annually by the IRS.

•
Non-Qualified Supplementary Benefit Plan: The Non-Qualified Supplementary Benefit Plan is a non-elective deferred compensation plan. This plan is designed to make up for any qualified retirement plan benefits lost due to limits of the Internal Revenue Code (“Code”), and the named executive officers participate in the Non-Qualified Supplementary Benefit Plan only to the extent that full participation in our qualified plan is restricted by limits under the Code.

For the named executive officers who have participated in the Company's long-term incentive plan, retirement eligibility is defined as the earlier of the date the executive becomes age 65, or the date on which the sum of the named executive officer's years of continuous employment with the Company and the named executive officer's age equals at least 70 years.
Perquisites and Other Compensation
We provided in 2020 a limited annual allowance of $15,000 to cover the cost of financial planning, tax preparation, and an annual executive physical for our named executive officers. There was no use of the Company plane for personal use in 2020. It is the Company's policy to reimburse for and to gross up the imputed income associated with the travel costs of spouses who accompany the executives to participate in business-related activities. The value of the noted 2020 perquisites is detailed in the footnote to the “All Other Compensation” column of the Summary Compensation Table.
PROCESS FOR DETERMINING 2020 EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE
The Compensation Committee was responsible for performing the duties of the Board related to the compensation of our named executive officers and other senior management. With input, as appropriate, from management and our outside executive compensation consultant, the Compensation Committee reviewed and approved all elements of our executive compensation program.
COMPENSATION CONSULTANT
During the 2020 fiscal year, the Compensation Committee engaged Exequity LLP to serve as its executive compensation consultant. Exequity provides research, data analysis, survey information and design expertise in developing compensation programs for executives, and in 2020 utilized data from Aon plc, an outside compensation consultant, to
2021 Proxy Statement  19

provide competitive pay benchmarking data. In addition, Exequity kept the Compensation Committee apprised of regulatory developments and market trends related to executive compensation practices. A representative of Exequity typically attended meetings of the Compensation Committee and was available to participate in executive sessions. The Compensation Committee has considered the independence-related factors enumerated by the NYSE and the SEC and has concluded that Exequity is independent. In addition, the Compensation Committee has concluded that the work of Exequity in 2020 did not raise any conflicts of interest.
ROLE OF MANAGEMENT
Management was responsible for making recommendations to the Compensation Committee regarding named executive officer compensation (except with respect to the CEO's compensation) and effectively implementing our executive compensation program, as approved and overseen by the Compensation Committee.
BENCHMARKING
The Compensation Committee analyzed market benchmark data regarding base salary and annual and long-term incentive opportunities and evaluated market benchmark data regarding other compensation elements. The Compensation Committee used benchmarking data to assess market pay levels and program design. For each element of compensation and in the aggregate, the Committee targeted compensation levels at the median of the range offered by comparable companies.
Peer Group for Pay Level Benchmarking - For named executive officer pay levels in 2020, we engaged Aon, plc to provide general industry data from their Total Compensation Measurement (TCM) Survey on 145 companies with revenues from $1.4 billion to $5.6 billion. The median revenue of these companies was approximately $2.9 billion (by comparison, Cooper Tire's revenue for 2020 was about $2.52 billion). The company identities were not a material element in the analysis.
Peer Group for Program Design Benchmarking - As an additional benchmark of compensation data for the CEO and CFO positions, and for purposes of benchmarking executive compensation program design, the Compensation Committee reviewed a group of 18 companies (listed below) whose annual revenues range from approximately 50% to 250% of our revenues and who generally have similar characteristics to Cooper Tire with respect to capital-intensive manufacturing, producing and marketing a branded product, focusing on technology-driven products, and managing international operations. The median revenue for the following companies was approximately $3.30 billion.
American Axle & Manufacturing Holdings	LCI Industries
Briggs & Stratton Corp.	Leggett & Platt Incorporated
Cooper-Standard Holdings Inc.	Lennox International, Inc.
Crane Co.	Snap-on Incorporated
Flowserve Corporation	SPX Corp.
Gentex Corporation	Steelcase Inc.
Harley-Davidson, Inc.	The Timken Company
Harsco Corporation	The Toro Company
Kennametal Inc.	Tower International, Inc.[1]
1	Acquired on September 30, 2019
PAY FOR PERFORMANCE
BASE SALARY
In February 2020, the Compensation Committee determined 2020 pay increases for the named executive officers. In April 2020, the Compensation Committee decided to delay implementation of the planned merit increases as well as temporarily reduce the base salary of the CEO by 50%, Mr. Bialek by 10% (he was not a NEO at the time), and the other named executive officers by 25%, in light of the quickly evolving coronavirus pandemic. This reduction was rescinded on July 1, 2020.
Business conditions continued to be closely monitored, and in October 2020, the Compensation Committee made determinations to (1) deliver a cash lump in value equal to the amount of foregone salary for each executive and other employees who had experienced a temporary reduction in base salary, and (2) to implement the previously planned merit
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increases. The merit increases took effect in October 2020. The 2020 base salaries for the named executive officers were adjusted consistent with our compensation philosophy of targeting base salaries at the median of the competitive market, as well as the considerations described earlier. The 2020 adjustments and salaries for our named executive officers were:
		2020 Adjustment
Name	2019 Year End Base Salary	($)	(%)	2020 Year End Base Salary
Mr. Hughes	$995,000	$30,000	3.0%	$1,025,000
Mr. Bialek	$300,000	$—	—%	$300,000
Ms. Whitesell[1]	$—	$400,000	N/A	$400,000
Mr. Zamansky	$480,000	$20,000	4.2%	$500,000
Mr. Eperjesy[2]	$500,000	$—	—%	$500,000
1	Ms. Whitesell joined the Company on July 27, 2020. No adjustment was made to her base salary in 2020.
2	Mr. Eperjesy terminated employment with the Company on August 21, 2020. This was his base salary at the time of termination.
2020 AIP PERFORMANCE
The performance metrics under the 2020 AIP for the named executive officers were weighted 65% corporate operating profit and 35% corporate free cash flow. These metrics were selected because profitability and cash flow generated from ongoing operations are key indicators of business performance in a capital intensive business. The table below summarizes the threshold, target, and maximum goals as compared to results:
Performance Metric	Threshold	Target	Maximum	Performance Result	Payout
Corporate Operating Profit	$140,000,000	$216,700,000	$290,000,000	$230,881,000	119.3%
Corporate Free Cash Flow	$(50,000,000)	$0	$60,000,000	$286,955,000	200.0%
Corporate free cash flow was defined as cash provided by continuing operations plus proceeds from the sale of assets, less capital expenditures and payment of dividends, from the Company's statement of cash flows.
The following is the calculation of corporate free cash flow for 2020 for AIP purposes:
Cash Provided by Continuing Operations	$459,139,000
Plus: Proceeds from Sale of Assets	146,000
Less: Capital Expenditures	(151,198,000)
Less: Dividends	(21,132,000)
Corporate Free Cash Flow	$286,955,000
Presented below are the actual incentive award payouts for the named executive officers in 2020 based upon eligible earnings for the period of January 1, 2020 through December 31, 2020, the target AIP percentage levels for the same period, and a weighted AIP achievement level of 147.6%.
	Weighted Target AIP			Resulting Award
Name	Eligible Earnings	(%)	($)
Bradley E. Hughes	$1,002,460	120%	$1,202,952	$1,775,558
Gerald C. Bialek	$300,035	40%	$120,014	$177,140
Paula S. Whitesell	$172,678	60%	$103,607	$152,923
Stephen Zamansky[1]	$484,729	69%	$332,556	$491,046
Christopher J. Eperjesy[2]	$293,374	75%	$220,031	$0
1	On April 11, 2020, Mr. Zamansky had a change in AIP target from 65% to 70% of base salary.
2	Mr. Eperjesy terminated employment with the Company on August 21, 2020. He did not receive a 2020 AIP award.
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2020 LTIP PERFORMANCE
The performance metrics for the 2020 measurement period of the 2018-2020, 2019-2021, and 2020-2022 performance periods approved by the Compensation Committee at the beginning of 2020 were Net Income (80% weighting) and Return on Invested Capital (20% weighting). The following table summarizes the threshold, target, and maximum performance goals for the 2020 measurement period as compared to the performance results:
Performance Metric	Threshold	Target	Maximum	Performance Result	Payout
Net Income	$83,100,000	$140,300,000	$198,500,000	$142,789,000	104.3%
Return on Invested Capital	9.0%	10.0%	14.0%	10.0%	99.5%
Return on invested capital was calculated by dividing the trailing four quarters after tax operating profit utilizing the Company's adjusted effective tax rate, from the Company's financial statements by the Company's total invested capital. Total invested capital is the average of ending debt and equity for the last five quarters.
The following is the calculation of return on invested capital for 2020 LTIP purposes:
Numerator:
Operating Profit, as reported	$230,881,000

Income Tax Provision, as reported	$46,999,000
Income before Income Taxes, as reported	$190,903,000
Effective Income Tax Rate	24.6%

Income Tax Expense on Operating Profit	$56,841,000
Total	$174,040,000

Denominator:
Average of Debt and Equity	$1,742,041,000
Return on Invested Capital	10.0%
2020 Performance-Based Stock Units
For the 2020-2022 performance period, the Compensation Committee granted individual target award opportunities for PSUs, a portion of which could be notionally earned in 2020.
Presented below are the target numbers of PSUs for the 2020 measurement period of the 2018-2020, 2019-2021, and 2020-2022 performance periods.
	Target PSU Award
Name	2018-2020 Long-Term Incentive Performance Period	2019-2021 Long-Term Incentive Performance Period	2020-2022 Long-Term Incentive Performance Period
Mr. Hughes	11,095	12,910	16,187
Mr. Bialek	400	434	610
Ms. Whitesell	—	—	763
Mr. Zamansky	2,206	2,563	3,221
Mr. Eperjesy	—	3,173	3,864
2020 Performance-Based Cash Units
For the 2020-2022 performance period, the Compensation Committee also granted individual target award opportunities for Performance Cash, a portion of which could be notionally earned in 2020.
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Presented below are the target Performance Cash awards for the 2020 measurement period of the 2018-2020, 2019-2021, and 2020-2022 performance periods:
	Target Performance Cash Award
Name	2018-2020 Long-Term Incentive Performance Period	2019-2021 Long-Term Incentive Performance Period	2020-2022 Long-Term Incentive Performance Period
Mr. Hughes	$401,363	$429,511	$442,223
Mr. Bialek	$14,445	$14,445	$16,667
Ms. Whitesell	$—	$—	$23,831
Mr. Zamansky	$79,796	$85,250	$88,000
Mr. Eperjesy	$—	$105,556	$105,556
Amounts Notionally Earned for the 2020 Measurement Period
In 2020, participating named executive officers had an opportunity to notionally earn PSUs and Performance Cash granted under the 2018-2020, 2019-2021, and 2020-2022 performance periods, as applicable.
Presented below are the PSUs and the Performance Cash notionally earned for the 2020 measurement period based on the weighted performance results for 2020 of 103.3 percent.
	2020 Measurement Period
	2018-2020 Performance Period		2019-2021 Performance Period		2020-2022 Performance Period
Name	PSUs	Performance Cash	PSUs	Performance Cash	PSUs	Performance Cash
Mr. Hughes	11,462	$414,608	13,337	$443,685	16,722	$456,816
Mr. Bialek	414	$14,922	449	$14,922	631	$17,217
Ms. Whitesell	—	$—	—	$—	789	$24,617
Mr. Zamansky	2,279	$82,430	2,648	$88,064	3,328	$90,904
Mr. Eperjesy	—	$—	—	$—	—	$—
Amounts Earned for the 2018-2020 Performance Period
The table below summarizes the awards which were notionally earned in 2018, 2019, and 2020 for the now completed 2018-2020 performance period. These awards were paid in shares of common stock and cash in early 2021.
	2018 - 2020 Performance Period
	2018 Measurement Period		2019 Measurement Period		2020 Measurement Period		2018-2020 Total Earned
	43.7% Achievement		87.7% Achievement		103.3% Achievement
Name	PSUs	Perf. Cash	PSUs	Perf. Cash	PSUs	Perf. Cash	PSUs	Perf. Cash
Mr. Hughes	4,849	$175,396	9,731	$351,996	11,462	$414,608	26,042	$942,000
Mr. Bialek	175	$6,313	351	$12,669	414	$14,922	940	$33,904
Ms. Whitesell	—	$—	—	$—	—	$—	—	$—
Mr. Zamansky	965	$34,871	1,935	$69,982	2,279	$82,430	5,179	$187,283
Mr. Eperjesy	—	$—	—	$—	—	$—	—	$—
In accordance with the regulations established by the Securities and Exchange Commission for the 2020 Summary Compensation Table, the “Stock Awards” column for 2020 shows only the PSU awards granted for the 2020 measurement period. The “Non-Equity Incentive Plan Compensation” column for 2020 shows the cash amounts notionally earned in 2018, 2019 and 2020 for the now completed 2018-2020 performance period because these cash amounts became nonforfeitable and were fully earned after the end of 2020. Likewise, in the Grants of Plan-Based Awards Table, the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column shows the performance cash earning opportunities for each performance period.
2021 Proxy Statement  23

Restricted Stock Units
The RSUs granted in 2020 generally vest in equal annual installments of one-third per year beginning one year after the date of grant and are presented in the Grants of Plan-Based Awards Table.
Expected Impact of Proposed Merger on Outstanding LTIP Awards
The named executive officers have a number of LTIP (and other RSU) awards that are currently outstanding, and that may continue to be outstanding when the proposed Merger closes. In general, these awards are currently expected to be treated as follows at the closing of the Merger (subject to applicable withholding taxes):
•
Outstanding but unexercised stock options will be cashed out in the Merger based on the difference between the exercise price of the stock options and a per share cash equivalent value of the Cash Consideration plus the Share Consideration, as further described in the Merger Agreement;

•	Each notionally earned but unpaid PSU will be paid in the form of the per share Merger Consideration;
•
Each outstanding but unpaid PSU that has not been notionally earned will be paid, based on “target” achievement and pro-rated with respect to the portion of the applicable performance year in the three-year cycle completed by the closing of the Merger, in the form of the per share Merger Consideration;

•	Notionally earned but unpaid Performance Cash will be paid in the form of cash;
•
Outstanding but unpaid Performance Cash awards that have not been notionally earned will be paid, based on “target” achievement and pro-rated with respect to the portion of the applicable performance year in the three-year cycle completed by the closing of the Merger, in the form of cash; and

•	Outstanding RSUs will vest in full upon the closing of the Merger, and will be paid in the form of the per share Merger Consideration.
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2020 COMPENSATION POLICIES AND PRACTICES
STOCK OWNERSHIP AND RETENTION GUIDELINES
The Compensation Committee has established stock ownership guidelines for our named executive officers as outlined below for the named executive officers who were still serving as of December 31, 2020:
Name	Ownership Guideline
Bradley E. Hughes	5x base salary
Gerald C. Bialek	3x base salary
Paula S. Whitesell	3x base salary
Stephen Zamansky	3x base salary
If any of our named executive officers do not satisfy the stock ownership guidelines in a timely manner, the Compensation Committee may take action, including: requiring that 50% of an executive's annual cash incentive be paid in stock; requiring that the executive retain 50% of the net after-tax shares following the exercise of any stock options or upon the vesting of other equity awards; requiring that 50% of the executive's long-term incentive awards be paid in stock; or reducing the executive's long-term incentive grants. All continuing named executive officers have met or were considered on track to meet their respective ownership requirements as of December 31, 2020.
CLAWBACK POLICY
Effective December 2, 2019, our Board adopted an updated clawback policy that permits us to recoup the incentive compensation paid to our executives and other employees in certain circumstances. Under this policy, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. federal securities laws, the Board may reasonably, and in good faith, determine that any covered individual who received incentive-based compensation is subject to reasonable efforts to recover all excessive incentive-based compensation. The Board may also direct the Company and its subsidiaries to use prompt and reasonable efforts to equitably adjust the amount of unpaid but notionally earned performance-based stock units or other performance-based awards (plus any amount attributable to such awards). In addition, if a covered individual has been found to have engaged in detrimental activity, the Board may direct the Company to reduce, cancel, or recover any incentive-based compensation. This policy applies broadly to employees who participate in the annual or short-term cash incentive compensation programs, as well as employees who may have been granted equity, equity-based or long-term incentive cash awards and allows for recovery for up to three fiscal years prior to the year in which the Board determines a triggering event has occurred. Recovery under the clawback policy is in addition to any recoupment required or permitted by law, including The Sarbanes-Oxley Act of 2002 and common law, or by contract.
RISK MITIGATION IN PLAN DESIGN
The Compensation Committee has periodically reviewed the incentive plan policies and practices that apply to all of our non-represented employees to determine whether such policies and practices are reasonably likely to have a material adverse effect on the Company. As part of this process, for 2020, the Compensation Committee, with the assistance of management and the human resources department, conducted a formal assessment of these compensation plans and practices. After conducting this assessment, both management and the Compensation Committee determined that none of our compensation policies and practices created any risks that are reasonably likely to have a material adverse effect on the Company.
HEDGING AND PLEDGING COMPANY SECURITIES
In order to align the interests of the Company's officers and Directors with those of its stockholders and to address the potential appearance of improper or inappropriate conduct, the Board adopted a policy with respect to hedging and pledging of Company Common Stock or other equity securities of the Company (“Company Securities”). This anti-hedging policy prohibits Company officers and Directors, including certain family members of such persons, from hedging Company Securities, including short-selling, options, puts, calls, collars and exchange funds, as well as derivatives such as swaps, forwards and futures, or pledging or otherwise encumbering Company Securities as collateral for indebtedness. Persons subject to this policy will be afforded a reasonable opportunity to unwind or otherwise terminate any prohibited hedging transactions or arrangements existing as of the time such person becomes subject to the policy.
2021 Proxy Statement  25

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL PAYMENTS
The Company had no employment agreements with any of the named executive officers during 2020.
The Company maintains a change in control plan that covers each of the named executive officers. Under this plan, benefits are received only in the event that an actual change in control and a qualifying termination occurs, or a qualifying termination occurs during a time when the Company is party to a definitive agreement, the consummation of which would result in a change in control. The change in control plan was designed to help maintain productivity, facilitate a long-term commitment to the organization, and encourage retention in the event of the potential disruptive impact of a change in control of the Company. We currently anticipate that some or all of the named executive officers who were still serving on December 31, 2020 will receive compensation and benefits under the change in control plan or otherwise as a result of the closing of the Merger.
EFFECT OF TAX AND ACCOUNTING CONSIDERATIONS ON COMPENSATION DESIGN
When designing our executive compensation programs, we have generally considered the accounting and tax impacts of our decisions. The Compensation Committee believes that potential tax deductions should not be permitted to compromise our ability to design and maintain executive compensation arrangements that will attract, retain, and appropriately motivate the executive talent needed for the Company to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation has resulted in compensation that in certain cases is not deductible for federal income tax purposes.
Additional tax considerations are factored into the design of our compensation programs, including compliance with the requirements of Section 409A of the Code, which may impose additional taxes on participants in certain arrangements involving deferred compensation, and Sections 280G and 4999 of the Code, which affect the deductibility of, and impose certain additional excise taxes on, certain payments that are made upon or in connection with a change of control.
26  www.coopertire.com

COMPENSATION COMMITTEE REPORT
The following report has been submitted by the Compensation Committee of the Board of Directors:
The Compensation Committee of the Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be both included in the Company’s definitive proxy statement on Schedule 14A for its 2021 Annual Meeting and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, each as filed with the Securities and Exchange Commission.
The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A promulgated by the Securities Exchange Commission or Section 18 of the Exchange Act.
Respectfully submitted,

Susan F. Davis, Chair
Steven M. Chapman
Brian C. Walker
Robert D. Welding
2021 Proxy Statement  27

EXECUTIVE COMPENSATION
The following tables and narratives provide descriptions of the cash compensation paid by the Company, as well as certain other compensation awarded, paid, or accrued, to our 2020 named executive officers.
Ms. Whitesell and Mr. Zamansky were our most highly compensated (and only) executive officers other than Mr. Hughes, Mr. Bialek, and Mr. Eperjesy for 2020. Each of the named executive officers was employed by the Company as of December 31, 2020, with the exception of Mr. Eperjesy who terminated on August 21, 2020.
2020 SUMMARY COMPENSATION TABLE
The following table shows compensation information for 2018, 2019, and 2020, as applicable, for our named executive officers.
Name and Principal Position[1]	Year	Salary	Bonus	Stock Awards[2]	Option Awards	Non-Equity Incentive Plan Compensation[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation[4]	Total
Bradley E. Hughes President & Chief Executive Officer	2020	$1,002,460	$—	$2,424,732	$—	$2,717,558	$—	$157,497	$6,302,247
	2019	$987,556	$—	$2,414,238	$—	$1,907,720	$—	$147,191	$5,456,705
	2018	$958,479	$—	$2,084,621	$—	$1,352,760	$—	$68,081	$4,463,941
Gerald C. Bialek VP, Treasurer & Interim Chief Financial Officer	2020	$300,035	$25,000	$191,911	$—	$211,044	$—	$14,042	$742,032
	2019	$—	$—	$—	$—	$—	$—	$—	$—
	2018	$—	$—	$—	$—	$—	$—	$—	$—
Paula S. Whitesell Senior Vice President & Chief Human Resources Officer	2020	$172,678	$50,000	$395,931	$—	$152,923	$—	$—	$771,532
	2019	$—	$—	$—	$—	$—	$—	$—	$—
	2018	$—	$—	$—	$—	$—	$—	$—	$—
Stephen Zamansky Senior Vice President, General Counsel & Secretary (former Interim Chief Human Resources Officer)	2020	$484,729	$150,000	$643,718	$—	$678,329	$—	$62,966	$2,019,742
	2019	$476,096	$—	$479,654	$—	$467,680	$—	$46,614	$1,470,044
	2018	$460,752	$—	$459,169	$—	$429,951	$—	$29,180	$1,379,052
Christopher J. Eperjesy Former Senior Vice President & Chief Financial Officer	2020	$293,374	$—	$508,944	$—	$—	$—	$21,529	$823,847
	2019	$500,000	$—	$881,638	$—	$447,750	$—	$14,322	$1,843,710
	2018	$30,137	$175,000	$459,375	$—	$21,450	$—	$—	$685,962
1
Mr. Zamansky oversaw the Company's human resource operations on an interim basis, in addition to his other responsibilities, from December 2, 2019 until Ms. Whitesell joined the Company on July 27, 2020. Mr. Eperjesy joined the Company on December 10, 2018 and terminated his employment with the Company on August 21, 2020. Mr. Bialek has been serving as the Company's Chief Financial Officer on an interim basis, in addition to his other responsibilities, since August 21, 2020.

2
Except as otherwise noted below, the amounts shown do not reflect compensation actually received by the named executive officer. The amounts shown in this column for 2020 are the aggregate grant date fair values computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The assumptions made in the valuation are discussed in Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the twelve months ended December 31, 2020. At maximum performance levels under the 2020 measurement period of the 2018-2020 PSUs, the grant date value for each of the named executive officers was as follows: Mr. Hughes, $606,231; Mr. Bialek, $21,856; Ms. Whitesell, $0; Mr. Zamansky, $120,536; and Mr. Eperjesy, $0. At maximum performance levels under the 2020 measurement period of the 2019-2021 PSUs, the grant date value for each of the named executive officers was as follows: Mr. Hughes, $705,402; Mr. Bialek, $23,714; Ms. Whitesell, $0; Mr. Zamansky, $140,042; and Mr. Eperjesy, $173,373. At maximum performance levels under the 2020 measurement period of the 2020-2022 PSUs, the grant date value for each of the named executive officers was as follows: Mr. Hughes, $884,458; Mr. Bialek, $33,330; Ms. Whitesell, $41,690; Mr. Zamansky, $175,995; and Mr. Eperjesy, $211,129.

3
The amounts shown in this column for 2020 represent payouts in cash for performance under our annual cash incentive program and the performance-based cash notionally earned for the 2018, 2019 and 2020 measurement periods of the 2018-2020 Long-Term Incentive Plan. This reporting reflects the fact that, under the original design of our 2018, 2019 and 2020 performance cash awards, notionally earned amounts are not actually earned by the named executive officers until the completion of the full three-year performance period. As discussed under “Compensation Discussion and Analysis” above, these amounts were based on achievement of certain financial goals.

4
The amounts shown in this column for 2020 represent other compensation and perquisites, including Company contributions to qualified and non-qualified defined contribution plans, and the incremental cost of executive physicals, expense allowances, financial planning services, personal use of Company aircraft and spouse and dependent travel. The Company contributions to the non-qualified plan include contributions made in 2021 for the 2020 plan year. Personal use of the Company plane is limited and charged based upon Cooper Tire’s operating costs.

28  www.coopertire.com

“All Other Compensation” amounts for the named executive officers for 2020 are identified and quantified in the table below:
Name	Company Contributions To Qualified Defined Contribution Plan	Company Contributions To Non- Qualified Defined Contribution Plan	Personal Spouse, and Dependent Travel	Tax Gross- Up Related to Travel Costs	Financial Planning Services	Executive Physical	Total
Bradley E. Hughes	$17,100	$130,182	$—	$—	$10,215	$—	$157,497
Gerald C. Bialek	$14,042	$—	$—	$—	$—	$—	$14,042
Paula S. Whitesell	$—	$—	$—	$—	$—	$—	$—
Stephen Zamansky	$17,100	$44,236	$—	$—	$1,630	$—	$62,966
Christopher J. Eperjesy	$17,100	$—	$—	$—	$—	$4,429	$21,529
2020 GRANTS OF PLAN-BASED AWARDS TABLE
The following table shows all plan-based awards granted to our named executive officers during 2020. The unvested portion of the stock awards identified in this table are also reported in the “Outstanding Equity Awards at 2020 Fiscal Year-End Table” on page 31. All awards were granted under our 2014 Incentive Compensation Plan. Potential payout amounts in this table reflect the original design of the disclosed awards, and do not necessarily reflect potential payout amounts under the Merger Agreement.
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Type[1]	Grant Date	Threshold ($)[2]	Target ($)[3]	Maximum ($)[4]	Threshold (#)[5]	Target (#)[6]	Maximum (#)[7]	All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)[8]
Bradley E. Hughes	AIP	2/20/2020	$601,476	$1,202,952	$2,405,904	—	—	—	—	$—
	PSU1	2/20/2020	$—	$—	$—	5,548	11,095	22,190	—	$303,115
	PSU2	2/20/2020	$—	$—	$—	6,455	12,910	25,820	—	$352,701
	PSU3	2/20/2020	$—	$—	$—	8,094	16,187	32,374	—	$442,229
	Cash1	2/20/2020	$200,682	$401,363	$802,726	—	—	—	—	$—
	Cash2	2/20/2020	$214,756	$429,511	$859,022	—	—	—	—	$—
	Cash3	2/20/2020	$221,112	$442,223	$884,446	—	—	—	—	$—
	RSU	2/20/2020	$—	$—	$—	—	—	—	48,561	$1,326,687
Gerald C. Bialek	AIP	2/20/2020	$60,007	$120,014	$240,028	—	—	—	—	$—
	PSU1	2/20/2020	$—	$—	$—	200	400	800	—	$10,928
	PSU2	2/20/2020	$—	$—	$—	217	434	868	—	$11,857
	PSU3	2/20/2020	$—	$—	$—	305	610	1,220	—	$16,665
	Cash1	2/20/2020	$7,223	$14,445	$28,890	—	—	—	—	$—
	Cash2	2/20/2020	$7,223	$14,445	$28,890	—	—	—	—	$—
	Cash3	2/20/2020	$8,334	$16,667	$33,334	—	—	—	—	$—
	RSU	2/20/2020	$—	$—	$—	—	—	—	1,830	$49,996
	NL RSU	8/21/2020	$—	$—	$—	—	—	—	3,000	$102,465
Paula S. Whitesell	AIP	2/20/2020	$51,804	$103,607	$207,214	—	—	—	—	$—
	PSU1	2/20/2020	$—	$—	$—	—	—	—	—	$—
	PSU2	2/20/2020	$—	$—	$—	—	—	—	—	$—
	PSU3	7/27/2020	$—	$—	$—	382	763	1,526	—	$20,845
	Cash1	2/20/2020	$—	$—	$—	—	—	—	—	$—
	Cash2	2/20/2020	$—	$—	$—	—	—	—	—	$—
	Cash3	7/27/2020	$11,916	$23,831	$47,662	—	—	—	—	$—
	RSU	7/27/2020	$—	$—	$—	—	—	—	2,289	$62,535
	NL RSU	7/27/2020	$—	$—	$—	—	—	—	10,000	$312,550
2021 Proxy Statement  29

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Type[1]	Grant Date	Threshold ($)[2]	Target ($)[3]	Maximum ($)[4]	Threshold (#)[5]	Target (#)[6]	Maximum (#)[7]	All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)[8]
Stephen Zamansky	AIP	2/20/2020	$166,278	$332,556	$665,112	—	—	—	—	$—
	PSU1	2/20/2020	$—	$—	$—	1,103	2,206	4,412	—	$60,268
	PSU2	2/20/2020	$—	$—	$—	1,282	2,563	5,126	—	$70,021
	PSU3	2/20/2020	$—	$—	$—	1,611	3,221	6,442	—	$87,998
	Cash1	2/20/2020	$39,898	$79,796	$159,592	—	—	—	—	$—
	Cash2	2/20/2020	$42,625	$85,250	$170,500	—	—	—	—	$—
	Cash3	2/20/2020	$44,000	$88,000	$176,000	—	—	—	—	$—
	RSU	2/20/2020	$—	$—	$—	—	—	—	9,663	$263,993
	NL RSU	11/1/2020	$—	$—	$—	—	—	—	4,500	$161,438
Christopher J. Eperjesy	AIP	2/20/2020	$110,016	$220,031	$440,062	—	—	—	—	$—
	PSU1	2/20/2020	$—	$—	$—	—	—	—	—	$—
	PSU2	2/20/2020	$—	$—	$—	1,587	3,173	6,346	—	$86,686
	PSU3	2/20/2020	$—	$—	$—	1,932	3,864	7,728	—	$105,564
	Cash1	2/20/2020	$—	$—	$—	—	—	—	—	$—
	Cash2	2/20/2020	$52,778	$105,556	$211,112	—	—	—	—	$—
	Cash3	2/20/2020	$52,778	$105,556	$211,112	—	—	—	—	$—
	RSU	2/20/2020	$—	$—	$—	—	—	—	11,592	$316,693
1
AIP = Annual Incentive Plan; PSU1 = Performance-based stock units granted in the 2020 measurement period of the 2018-2020 Long-Term Incentive Plan; PSU2 = Performance-based stock units granted in the 2020 measurement period of the 2019-2021 Long-Term Incentive Plan; PSU3 = Performance-based stock units granted in the 2020 measurement period of the 2020-2022 Long-Term Incentive Plan; Cash1 = Performance-based cash granted in the 2020 measurement period of the 2018-2020 Long-Term Incentive Plan; Cash2 = Performance-based cash granted in the 2020 measurement period of the 2019-2021 Long Term Incentive Plan; Cash3 = Performance-based cash granted in the 2020 measurement period of the 2020-2022 Long Term Incentive Plan; RSU = Restricted Stock Units of the 2020-2022 Long Term Incentive Plan; NL RSU = Restricted Stock Units granted, but not part of the annual Long Term Incentive Plan grant (Non-LTIP).

2
The amounts shown with respect to AIP represent the threshold opportunity for each performance metric. The threshold payout is based on corporate operating profit of $140,000,000 and achievement of corporate free cash flow of $(50,000,000). The amounts shown with respect to Cash1, Cash2, and Cash3 represent the threshold amount of performance-based cash that the executive would notionally earn for 2020 performance under the 2018-2020, 2019-2021, and 2020-2022 measurement periods of our Long-Term Incentive Plan, if the 2020 performance is $83,100,000 for corporate net income and return on invested capital of 9 percent. If the 2020 performance is below the applicable threshold levels, our executives would not receive any payout of the performance-based cash awarded to them.

3
The amounts shown with respect to AIP represent the target opportunity if both of the performance metrics are met. The target payout is based on corporate operating profit of $216,700,000 and achievement of corporate free cash flow of $0. The amounts shown with respect to Cash1, Cash2, and Cash3 represent the amount of performance-based cash that the executive would notionally earn for 2020 performance under the 2018-2020, 2019-2021, and 2020-2022 measurement periods of our Long-Term Incentive Plan, if the 2020 performance is $140,300,000 for corporate net income and a return on invested capital of 10 percent of target (the payout is 100 percent of the executives’ targeted payout amounts).

4
The amounts shown with respect to AIP represent the maximum opportunity if both of the maximum-level performance metrics are met. The maximum payout amounts are capped at 200 percent of the executives’ targeted payout amounts. Maximum payout is earned on performance equal to or exceeding $290,000,000 for the corporate operating profit and achieving or exceeding corporate free cash flow of $60,000,000. The amounts shown with respect to Cash1, Cash2, and Cash3 represent the maximum amount of performance-based cash that the executive would notionally earn for 2020 performance under the 2018-2020, 2019-2021, and 2020-2022 measurement periods of our Long-Term Incentive Plan. The payout amounts are capped at 200 percent of the executives’ targeted payout amounts. Maximum payout is earned on performance equal to or exceeding $198,500,000 for corporate net income and a return on invested capital of or exceeding 14 percent.

5
The amounts shown represent the threshold number of performance-based stock units that the executive would notionally earn for 2020 performance under the 2018-2020, 2019-2021, and 2020-2022 measurement periods of our Long-Term Incentive Plan, if the 2020 performance is $83,100,000 for corporate net income and a return on invested capital of 9 percent (in each case, the payout would have been 50 percent of the executives’ targeted payout amounts). If the 2020 performance is below the applicable targets, our executives would not receive any payout of the performance-based stock units awarded to them.

6
The amounts shown represent the target number of performance-based stock units that the executive would notionally earn for 2020 performance under the 2018-2020, 2019-2021, and 2020-2022 measurement periods of our Long-Term Incentive Plan, if the 2020 performance is $140,300,000 for corporate net income and a return on invested capital of 10 percent (the payout is 100 percent of the executives’ targeted payout amounts).

7
The amounts shown represent the maximum number of performance-based stock units that the executive would notionally earn for 2020 performance under the 2018-2020, 2019-2021, and 2020-2022 measurement periods of our Long-Term Incentive Plan. Maximum payout is earned on performance equal to or exceeding $198,500,000 of corporate net income and a return on invested capital of or exceeding 14 percent. The maximum payout amounts are capped at 200 percent of the executives’ targeted payout amounts.

8
The amounts shown represent the grant date fair value as of the grant date of stock awards determined pursuant to FASB ASC Topic 718. The assumptions made in the valuation are discussed in Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the twelve months ended December 31, 2020.

For more information about the compensation arrangements in which our named executive officers participate, see “Compensation Discussion and Analysis” beginning on page 14.
30  www.coopertire.com

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END TABLE
The following table shows all outstanding equity awards (stock options, performance-based stock units that have not been earned, and unvested restricted stock units) held by our named executive officers at the end of 2020. Holdings and estimated market value in this table reflect the original design of the disclosed awards, and do not necessarily reflect potential payout amounts under the Merger Agreement.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable [1]	Number of Securities Underlying Unexercised Options (#) Unexercisable [1]	Option Exercise Price ($)	Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[4]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[3,4]
Bradley E. Hughes	26,760	—	$25.425	2/21/2013	2/20/2023	—	$—	—	$—
	32,475	—	$23.96	2/20/2014	2/19/2024	—	$—	—	$—
	—	—	—	—	—	129,131	$5,229,807	45,284	$1,834,003
Gerald C. Bialek	—	—	—	—	—	9,700	$392,852	1,654	$66,987
Paula S. Whitesell	—	—	—	—	—	13,154	$532,739	1,526	$61,804
Stephen Zamansky	—	—	—	—	—	30,195	$1,222,900	9,005	$364,704
Christopher J. Eperjesy	—	—	—	—	—	—	—	—	—
1	The stock options vested in one-third increments on each of the first three anniversaries of the grant.
2
Includes dividend equivalent units earned on outstanding restricted stock units. As originally designed, the amounts reported in this column will vest: for Mr. Hughes, as to 13,309 units on February 14, 2021, as to 11,606 units on February 15, 2021, as to 16,448 units on February 20, 2021, as to 24,843 units on December 31, 2021, as to 13,309 units on February 14, 2022, as to 16,448 units on February 20, 2022, as to 16,722 units on December 31, 2022, and as to 16,446 units on February 20, 2023; for Mr. Bialek, as to 449 units on February 14, 2021, as to 409 units on February 15, 2021, as to 621 units on February 20, 2021, as to 1,510 units on August 21, 2021, as to 839 units on December 31, 2021, as to 449 units on February 14, 2022, as to 621 units on February 20, 2022, as to 1006 units on August 21, 2022, as to 2,042 units on October 1, 2022, as to 631 units on December 31, 2022, as to 620 units on February 20, 2023, as to 503 units on August 21, 2023; for Ms. Whitesell, as to 768 units on February 20, 2021, as to 768 units on February 20, 2022, as to 789 units on December 31, 2022, as to 768 units on February 20, 2023, as to 10,061 units on July 27, 2023; and for Mr. Zamansky, as to 2,645 units on February 14, 2021, as to 2,311 units on February 15, 2021, as to 3,274 units on February 20, 2021, as to 1504 units on November 1, 2021, as to 4,934 units on December 31, 2021, as to 2,644 units on February 14, 2022, as to 3,274 units on February 20, 2022, as to 1504 units on November 1, 2022, as to 3,328 units on December 31, 2022, as to 3,273 units on February 20, 2023, as to 1504 units on November 1, 2023. For more information about the potential impact of the Merger Agreement on these outstanding awards, see “Expected Impact of Proposed Merger on Outstanding LTIP Awards” in the “Compensation Discussion and Analysis” above.

3	Value is based on the closing price of our common stock of $40.50 on December 31, 2020, as reported on the New York Stock Exchange.
4
Reflects the target payout opportunity for 2021 and 2022 measurement periods under the 2019-2021 and 2020-2022 performance periods of our Long-Term Incentive Plan, based on their original award designs. The target payout opportunities for 2021 under the 2019-2021 performance period (12,910 units for Mr. Hughes, 434 units for Mr. Bialek, 0 units for Ms. Whitesell, and 2,563 units for Mr. Zamansky), if earned, were intended to vest on December 31, 2021. The target payout opportunities for each of 2021 and 2022 under the 2020-2022 performance period (16,187 and 16,187 units for Mr. Hughes, 610 and 610 units for Mr. Bialek, 763 and 763 units for Ms. Whitesell, and 3,221 and 3,221 units for Mr. Zamansky), if earned were intended to vest on December 31, 2022. In the event of death, disability, or retirement during a measurement period, performance awards under the Long-Term Incentive plans were designed to be prorated for a period of time that the grantee was employed during the measurement period. Retirement is defined as the earlier of age 65 or the date on which the grantee’s years of age and service equal 70. For more information about the potential impact of the Merger Agreement on these outstanding awards, see “Expected Impact of Proposed Merger on Outstanding LTIP Awards” in the “Compensation Discussion and Analysis” above.

2021 Proxy Statement  31

2020 OPTION EXERCISES AND STOCK VESTED TABLE
The following table shows our named executive officers’ exercises of stock options, plus the value realized at exercise by each named executive officer, and restricted stock awards that vested, plus the value realized by each named executive officer as a result of such vesting, during 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Bradley E. Hughes	—	$—	47,733	$1,298,592
Gerald C. Bialek	—	$—	1,332	$36,236
Paula S. Whitesell	—	$—	—	$—
Stephen Zamansky	—	$—	9,506	$258,613
Christopher J. Eperjesy	—	$—	3,220	$88,115
1	These amounts represent the fair market value of our common stock on the vesting date or distribution date multiplied by the number of shares that vested or were distributed.
2020 NON-QUALIFIED DEFERRED COMPENSATION TABLE
NON-QUALIFIED SUPPLEMENTARY BENEFIT PLAN
The Non-Qualified Supplementary Benefit Plan is a non-elective deferred compensation plan. The named executive officers participate in the Non-Qualified Supplementary Benefit Plan only to the extent that full participation in our qualified 401(k) plan (the Spectrum Investment Savings Plan) is restricted by limits under the Code.
This table shows certain information for 2020 for each of our named executive officers under our non-qualified deferred compensation plans and programs.
Name	Executive Contributions In Last FY ($)[1]	Company Contributions In Last FY ($)[2]	Aggregate Earnings In Last FY ($)[3]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Year End ($)[4]
Bradley E. Hughes	$—	$130,182	$13,334	$—	$832,229
Gerald C. Bialek	$—	$—	$180	$—	$10,392
Paula S. Whitesell	$—	$—	$—	$—	$—
Stephen Zamansky	$—	$44,236	$14,169	$—	$352,241
Christopher J. Eperjesy	$—	$—	$—	$—	$—
1	The amounts reported as Executive Contributions are fully reported in the 2020 Summary Compensation Table.
2
The amounts reported as Company Contributions include amounts with respect to both base salary and annual incentive compensation earned by each named executive officer for 2020. These amounts include contributions made in 2021 with respect to 2020. All of these amounts are reported as All Other Compensation in the 2020 Summary Compensation Table.

3	None of the amounts reported as Aggregate Earnings are reported in the 2020 Summary Compensation Table.
4
The Aggregate Balance at December 31, 2020, includes deferred compensation and Company contributions which were reported in the Summary Compensation Table for this year and prior year proxy statements.

For more information about our non-qualified deferred compensation programs, see “Compensation Discussion and Analysis” beginning on page 14.
32  www.coopertire.com

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We are generally obligated to provide our named executive officers with certain payments or other forms of compensation upon a termination of employment or a change in control. The forms of such termination can involve voluntary termination, retirement, involuntary termination without cause, for cause termination, termination following a change in control, and the disability or death of the executive.
Pursuant to SEC disclosure rules, the disclosure below describes the circumstances under which we may have been obligated to provide our named executive officers (other than Mr. Eperjesy) with payments or compensation for certain events occurring on December 31, 2020. Additionally, the tables below reflect the estimated amounts of payments or compensation each of our named executive officers (other than Mr. Eperjesy) may have received under particular circumstances in the event of termination of such named executive officer’s employment on December 31, 2020. Mr. Eperjesy did not receive any additional compensation in connection with his termination from the Company.
PAYMENTS MADE UPON DEATH, DISABILITY, OR RETIREMENT
As of December 31, 2020, upon (1) retirement by a named executive officer who is eligible to retire or (2) death or disability, the named executive officers would have received the following:
•
Prorated incentive (annual and long-term) compensation through the date of termination based upon actual performance through the end of the applicable measurement period(s) to be distributed in accordance with the terms of the plans;

•	Accrued and vested retirement benefits;
•
Upon death or disability, stock options would have fully vested and would have been exercisable for twelve (12) months; upon retirement, stock options would have continued to vest in accordance with the terms of the plans and would have been exercisable for five (5) years from the date of retirement; and

•
Unvested restricted stock unit awards would have vested upon retirement (provided they were granted at least six months before the retirement date) and upon death or disability, and in each such case, would have been distributable in accordance with participant elections under the terms of the plan.

PAYMENTS MADE UPON VOLUNTARY OR INVOLUNTARY TERMINATION WITHOUT CAUSE
As of December 31, 2020, upon voluntary or involuntary termination without cause, the named executive officers would have been entitled to payment of any earned and unpaid base pay as of the date of termination and vested benefits in accordance with the terms of the applicable plans.
•
Notionally earned performance units and cash under long-term compensation plans and annual incentive plans for completed performance periods would have vested in full upon certification by the Compensation Committee.

•	Vested stock options at the date of termination would have been exercisable for thirty (30) days for voluntary termination; ninety (90) days for involuntary termination without cause.
PAYMENTS MADE UPON TERMINATION FOR CAUSE
As of December 31, 2020, upon termination for cause, the named executive officers would have been entitled to payment of any earned and unpaid base pay as of the date of termination and vested benefits in accordance with the terms of the applicable plans. All unpaid notionally earned annual and long-term compensation, stock options, and unvested restricted stock units would have been immediately forfeited.
2021 Proxy Statement  33

PAYMENTS MADE IN CONNECTION WITH A CHANGE IN CONTROL
As of December 31, 2020, the Company was not yet party to the Merger Agreement. As a result, as of December 31, 2020, following a change in control or a qualified pre-change in control termination (such as when the Company is party to a definitive agreement the consummation of which would result in a change in control), the named executive officers would have been entitled to receive the following payments and benefits:
Benefits upon closing of the change in control or a qualified termination under a potential December 31, 2020 change in control
•	Payment of notionally earned and unpaid annual and long-term incentive compensation;
•	Prorated target for annual or long-term incentive compensation that is not notionally earned;
•
If the time-based restricted stock units or stock option awards were not assumed by the successor upon the change in control, the restricted stock units and stock options would have vested upon the change in control. Stock options would have remained exercisable for ninety (90) days following termination. Restricted stock units and stock options could have been converted to cash if the acquiring company did not assume responsibility for the obligation; and

•
Upon a qualified termination under a potential change in control only, accelerated vesting would have occurred regarding all then unvested time-based restricted stock units and stock option awards with payment of restricted stock units made in accordance with the participant elections under terms of the plan and stock options being exercisable for ninety (90) days following termination.

Additional benefits upon a termination without cause or a voluntary termination due to good reason within two years after a December 31, 2020 change in control
•
Prorated annual incentive compensation from the date of the beginning of the performance period through the date of termination for awards or programs in which the executive participates at target levels;

•
If the time-based restricted stock units or stock option awards were assumed by the successor upon the change in control, accelerated vesting of all then unvested time-based restricted stock units and stock option awards with payment in accordance with the terms of the applicable plans (stock options will be subject to exercise for ninety (90) days following termination);

•
An amount equal to three times the sum of the chief executive officer’s annual base pay plus target annual incentive compensation at the greater of the amount at termination or immediately prior to the change in control; two times the sum for Ms. Whitesell and Mr. Zamansky, and one times the sum for Mr. Bialek.

•
Thirty-six (36) months for Mr. Hughes, twenty-four (24) months for Ms. Whitesell and Mr. Zamansky, and twelve (12) months for Mr. Bialek of including continuation of life, accident, and health benefits, subject to mitigation;

•	Outplacement services for twelve (12) months, in an amount up to 15% of the named executive officer’s base salary; and
•
The Company would have reduced the executive’s payments and/or benefits under the plan, to the extent necessary so that no portion of the total payments would have been subject to the Section 280G excise tax; provided, however, that the foregoing reduction would not have been made if the total payments to be provided to the executive, determined on an after-tax basis, would have exceeded 110% of the amount calculated without such reduction. In any event, no tax gross-up for excise taxes would have been provided.

All post-termination payments would have been conditioned upon the execution of a release of all claims against the Company by the executive at the time of termination.
34  www.coopertire.com

TABULAR DISCLOSURE
Except as otherwise indicated, the amounts shown in the tables below assume that a named executive officer was terminated and, as applicable, a change in control occurred as of December 31, 2020, and that the price of our Common Stock equals $40.50, which was the closing price of our Common Stock on December 31, 2020, as reported on the New York Stock Exchange. We note that the Company was not yet a party to the Merger Agreement on December 31, 2020, and that actual amounts that we may pay to any named executive officer upon termination of employment can only be determined at the time of such named executive officer’s actual separation from Cooper Tire.
Bradley E. Hughes
The following table shows as of December 31, 2020, the potential payments upon termination under various circumstances for Bradley E. Hughes, President & Chief Executive Officer.
Benefits and Payments Upon Termination	Retirement onA December 31, 2020	Termination by Death on December 31, 2020	Termination by Disability on December 31, 2020	Termination Without Cause or for Good Reason on December 31, 2020	Termination for Cause or Without Good Reason on December 31, 2020	Termination Subsequent to a Change in Control on December 31, 2020
Compensation:
Base Salary[1]	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation[2]	1,775,558	1,775,558	1,775,558	1,775,558	1,775,558	1,775,558
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple[3]	—	—	—	—	—	6,765,000
Long-Term Incentive-Performance-Based Stock Units and Cash[4]	4,969,903	4,969,903	4,969,903	4,969,903	—	4,969,903
Stock Options[5]	940,544	940,544	940,544	940,544	—	940,544
Restricted Stock Units[6]	3,546,423	3,546,423	3,546,423	3,546,423	—	3,546,423
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan[7]	—	832,229	832,229	832,229	832,229	832,229
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance[8]	—	—	—	—	—	59,678
Outplacement Services[9]	—	—	—	—	—	153,750
Total	$11,232,428	$12,064,657	$12,064,657	$12,064,657	$2,607,787	$19,043,085
A	Eligible for retirement on December 26, 2020.
2021 Proxy Statement  35

Gerald C. Bialek
The following table shows, as of December 31, 2020, the potential payments upon termination under various circumstances for Gerald C. Bialek, VP, Treasurer & Interim Chief Financial Officer.
Benefits and Payments Upon Termination	Retirement onA December 31, 2020	Termination by Death on December 31, 2020	Termination by Disability on December 31, 2020	Termination Without Cause or for Good Reason on December 31, 2020	Termination for Cause or Without Good Reason on December 31, 2020	Termination Subsequent to a Change in Control on December 31, 2020
Compensation:
Base Salary[1]	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation[2]	—	177,140	177,140	177,140	177,140	177,140
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple[3]	—	—	—	—	—	420,000
Long-Term Incentive-Performance-Based Stock Units and Cash[4]	—	177,006	177,006	72,663	—	177,006
Stock Options[5]	—	—	—	—	—	—
Restricted Stock Units[6]	—	333,802	333,802	—	—	333,802
Other Cash Award	—	125,000	125,000	—	—	125,000
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan[7]	—	10,392	10,392	10,392	10,392	10,392
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance[8]	—	—	—	—	—	18,183
Outplacement Services[9]	—	—	—	—	—	45,000
Total	$—	$823,340	$823,340	$260,195	$187,532	$1,306,523
A	Not eligible for retirement at December 31, 2020.
Paula S. Whitesell
The following table shows as of December 31, 2020, the potential payments upon termination under various circumstances for Paula S. Whitesell, Senior Vice President & Chief Human Resources Officer.
Benefits and Payments Upon Termination	Retirement onA December 31, 2020	Termination by Death on December 31, 2020	Termination by Disability on December 31, 2020	Termination Without Cause or for Good Reason on December 31, 2020	Termination for Cause or Without Good Reason on December 31, 2020	Termination Subsequent to a Change in Control on December 31, 2020
Compensation:
Base Salary[1]	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation[2]	—	152,923	152,923	152,923	152,923	152,923
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple[3]	—	—	—	—	—	1,280,000
Long-Term Incentive-Performance-Based Stock Units and Cash[4]	—	56,572	56,572	—	—	56,572
Stock Options[5]	—	—	—	—	—	—
Restricted Stock Units[6]	—	500,783	500,783	—	—	500,783
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan[7]	—	—	—	—	—	—
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance[8]	—	—	—	—	—	36,858
Outplacement Services[9]	—	—	—	—	—	60,000
Total	$—	$710,278	$710,278	$152,923	$152,923	$2,087,136
A	Not eligible for retirement at December 31, 2020.
36  www.coopertire.com

Stephen Zamansky
The following table shows, as of December 31, 2020, the potential payments upon termination under various circumstances for Stephen Zamansky, Senior Vice President, General Counsel & Secretary (former Interim Chief Human Resources Officer).
Benefits and Payments Upon Termination	Retirement onA December 31, 2020	Termination by Death on December 31, 2020	Termination by Disability on December 31, 2020	Termination Without Cause or for Good Reason on December 31, 2020	Termination for Cause or Without Good Reason on December 31, 2020	Termination Subsequent to a Change in Control on December 31, 2020
Compensation:
Base Salary[1]	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation[2]	—	491,046	491,046	491,046	491,046	491,046
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple[3]	—	—	—	—	—	1,700,000
Long-Term Incentive-Performance-Based Stock Units and Cash[4]	—	988,090	988,090	399,746	—	988,090
Stock Options[5]	—	—	—	—	—	—
Restricted Stock Units[6]	—	888,287	888,287	—	—	888,287
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan[7]	—	352,241	352,241	352,241	352,241	352,241
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance[8]	—	—	—	—	—	37,252
Outplacement Services[9]	—	—	—	—	—	75,000
Total	$—	$2,719,664	$2,719,664	$1,243,033	$843,287	$4,531,916
A	Not eligible for retirement at December 31, 2020.
Mr. Eperjesy terminated his employment with the Company on August 21, 2020. He did not receive any additional or enhanced benefits or payments associated with the termination. He would not have been eligible to receive any post termination benefits effective December 31, 2020 since he was no longer employed with the Company, and he is not expected to receive any post termination benefits in connection with the Merger Agreement.
Footnotes for Tabular Disclosure
1	The amount of base salary payable to the named executive officers for services rendered during 2020 had been paid.
2
Amounts shown are actual amounts payable in early 2021, if any, based upon achieved performance metrics established for 2020, although the payments could be different for a termination during the year under the various listed terminations.

3
Mr. Hughes would receive three (3) times the sum of base salary as of the end of 2020 plus target annual cash incentive compensation for termination subsequent to a change in control. Ms. Whitesell and Mr. Zamansky would receive an amount equal to two (2) times the sum of the same amount. Mr. Bialek would receive an amount equal to one (1) times the sum of the same amount.

4
Amounts shown are based on the performance-based stock units and performance-based cash notionally earned as of December 31, 2020, as part of the 2018-2020, the 2019-2021, and the 2020-2022 long-term incentive programs’ performance-based grants. Units were valued at the closing price of our common stock at December 31, 2020.

5
Total in-the-money/intrinsic dollar value of vested and non-vested stock options for change in control. Total in-the-money/intrinsic dollar value of vested and non-vested stock options for retirement, disability, or death with specific periods for exercise.

6
Total dollar value of vested and non-vested restricted stock units for retirement, disability, death, and termination in connection with a change in control. Total dollar value of only vested restricted stock units for termination with cause or without good reason. When restricted stock units become vested, the grantee would receive shares of common stock equal to the number of restricted units granted in addition to dividend equivalents earned. The common stock would be delivered on the date specified by the Company in the restricted stock award agreement.

7	All vested Non-Qualified Supplementary Benefit Plan retirement plus investment savings benefits would be payable to all participants upon termination.
8
Thirty-six (36) months for Mr. Hughes, twenty-four (24) months for Ms. Whitesell and Mr. Zamansky, and twelve (12) months for Mr. Bialek of including continuation of life, accident, and health benefits, subject to mitigation;

9	The amount shown reflects the total amount payable for outplacement assistance for Mr. Hughes, Mr. Bialek, Ms. Whitesell, and Mr. Zamansky which is equal to 15% of current base salary.
2021 Proxy Statement  37

As previously discussed above, on February 22, 2021, the Company entered into the Merger Agreement with Goodyear and Merger Sub. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub is expected to merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Goodyear. Under the terms of the Merger, which has been approved by the Boards of Directors of both companies, the Company’s stockholders are expected to receive, for each share of Company Common Stock, $41.75 per share in cash and a fixed exchange ratio of 0.907 shares of Goodyear common stock. Upon closing of the Merger, Goodyear shareholders are expected to own approximately 84% of the combined company, and the Company’s stockholders are expected to own approximately 16% of the combined company. The Merger is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals and the approval of the Company’s stockholders, and is currently expected to close in the second half of 2021.
PAY RATIO DISCLOSURE
For 2020, the ratio of the annual total compensation of Mr. Hughes, our President & Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries (other than Mr. Hughes) (“Median Annual Compensation”), was 142 to 1. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. In this summary, we refer to the employee who received the Median Annual Compensation as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was October 31, 2020 (the “Determination Date”).
For purposes of this pay ratio disclosure, CEO Compensation was determined to be $6,302,247 which amount represents the total compensation reported for Mr. Hughes under the “Summary Compensation Table” for 2020. Median Annual Compensation was determined to be $44,420 and was calculated by totaling for our Median Employee all applicable elements of compensation for 2020 in accordance with Item 402(c)(2)(x) of Regulation S-K.
To identify the Median Employee, we measured compensation for the period beginning on January 1, 2020 and ending on October 31, 2020 for 9,689 U.S. and non-U.S. employees, representing all full-time, part-time, seasonal and temporary employees for us and our consolidated subsidiaries as of the Determination Date. This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules.
This compensation measurement was calculated by totaling, for each employee, annual compensation which is defined as base salary, overtime wages, production allowances, commissions and bonus which represents the consistently applied compensation measure that we used for our pay ratio determination. Specifically excluded from the consistently applied compensation measure were relocation expense, severance payments and ex-patriate allowances. Further, we did not utilize any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure.
A portion of our employee workforce (full-time and part-time) identified above worked for less than the full fiscal year due to commencing employment after January 1, 2020. In determining the Median Employee, we annualized the total compensation for such individuals (but avoided creating full-time equivalencies) based on reasonable assumptions and estimates relating to our employee compensation program.
38  www.coopertire.com

DIRECTOR COMPENSATION
2020 DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Option Awards ($)	Total ($)
Thomas P. Capo	$79,774	$—	$—	$79,774
Steven M. Chapman	$87,500	$125,000	$—	$212,500
Susan F. Davis	$87,500	$125,000	$—	$212,500
Kathryn P. Dickson	$87,500	$125,000	$—	$212,500
John J. Holland	$166,602	$125,000	$—	$291,602
Tracey I. Joubert	$97,500	$125,000	$—	$222,500
Gary S. Michel	$87,500	$125,000	$—	$212,500
Brian C. Walker	$93,500	$125,000	$—	$218,500
Robert D. Welding	$100,625	$125,000	$—	$225,625
1
The amounts listed under “Fees Earned or Paid in Cash” represent the compensation amounts discussed in the narrative below. The non-employee Directors who deferred fees under our Directors’ deferral plan, as described below, were Mr. Chapman, who deferred $37,500, Ms. Dickson, who deferred $43,750, Ms. Joubert, who deferred $97,500, and Mr. Walker, who deferred $46,750.

2
These amounts are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 9 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2020, for details as to the assumptions used to determine the fair value of the phantom stock awards. The non-employee Directors had phantom stock awards outstanding as of December 31, 2020, for the following number of shares: Mr. Capo, 0; Mr. Chapman, 141,943; Ms. Davis, 22,632; Ms. Dickson, 9,903; Mr. Holland, 130,943; Ms. Joubert, 15,233; Mr. Michel, 22,632; Mr. Walker, 13,442; and Mr. Welding, 88,710. Each non-employee Director, received an annual grant of phantom stock awards of: 5,625.56 units on May 8, 2020. The entire grant date fair value (including amounts reported for 2020) of the phantom stock awards issued to each of the non-employee Directors in 2020 was $125,000. Mr. Capo did not stand for re-election at the 2020 Annual Meeting of Stockholders.

Our Board of Directors makes compensation decisions for our non-employee Directors upon the recommendation of the Nominating and Governance Committee. Compensation of Directors is reviewed on a periodic basis utilizing information on benchmarks and trends in director compensation, together with a recommendation, provided by an independent consultant. Except as noted below and in the footnotes above, our non-employee Directors received the following compensation on an annual basis for the period January 1, 2020 through December 31, 2020:
•
Each non-employee Director receives an annual retainer of $100,000. There were no fees for attendance at meetings of the Board of Directors or meetings of the Committees of the Board of Directors, or for serving as a member of a Committee;

•	The non-executive Chairman of the Board receives an additional annual fee of $125,000 for serving in that capacity;
•	The Chair of the Audit Committee receives an additional annual fee of $20,000 for serving in that capacity;
•	The Chair of the Compensation Committee receives an additional annual fee of $15,000 for serving in that capacity; and
•	The Chair of the Nominating and Governance Committee receives an additional annual fee of $12,000 for serving in that capacity.
The Board agreed to temporarily reduce their cash retainers described above (Board retainer, Board Chair retainer and Committee Chair retainer) by 50% effective the second quarter 2020. On August 4, 2020, the Board voted to restore the full retainer fees effective the third quarter 2020.
Additionally, each non-employee Director received an annual grant of phantom stock units in an amount equal to $125,000 divided by the average of the highest and the lowest quoted selling price of a share of the Company’s common stock, as reported on the New York Stock Exchange Composite Tape, on the grant date for that particular year. In 2020, the grant date was the date of the Annual Meeting, May 8, 2020.
Also, in 2014, the Company changed the Share Ownership Guidelines for non-employee Directors from unit-based to monetary-based. All Directors are required to own at least $500,000 of our common stock, excluding options, and have five years from the date they join the Board to meet this requirement. As of the date of this proxy statement, each of our Directors, who have served for 5 or more years, have met this requirement.
2021 Proxy Statement  39

Our non-employee Directors also participate in our Amended and Restated 1998 Non-Employee Directors Compensation Deferral Plan, which we refer to as the Directors’ deferral plan. The Directors’ deferral plan permits our non-employee Directors to defer some or all of the fees payable to them for service on the Board of Directors. The amounts that our non-employee Directors defer, and dividend equivalents on those amounts, are converted to phantom stock units and credited to a bookkeeping account established for this purpose, or are invested in various alternative investment funds available from time to time. Deferred amounts may be transferred from phantom stock units into the alternative investment funds, but not back into phantom stock units. The amount of alternative investment funds will be equal to (1) the amount of phantom stock units to be transferred multiplied by (2) the average of the highest and the lowest quoted selling price of a share of our common stock, as reported on the New York Stock Exchange Composite Tape, on the date the phantom stock units were transferred (or, if there were no sales on the date the phantom stock units were transferred, the next preceding date during which a sale of our common stock occurred). Phantom stock units are settled in cash upon a Directors termination of service as a director, unless otherwise elected.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Board evaluates risk both collectively and as a function of its respective committees, including general oversight of (i) achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value, and sustainability objectives; (ii) the financial exposure of the Company; (iii) risk exposure as related to the overall Company portfolio and its impact on earnings; (iv) information technology security and risk; (v) compliance with environmental, health, safety and other laws and regulations and (vi) all systems, processes, and the Company's organizational structure and people responsible for finance and risk functions. Our Audit Committee assists our Board in fulfilling its oversight responsibilities by regularly reviewing risks associated with financial and accounting matters, as well as those related to financial reporting. In this regard, our Audit Committee monitors compliance and regulatory requirements and internal control systems. Our Audit Committee also reviews the process by which enterprise risk management is undertaken by the Company
Our Compensation Committee assists the Board with risk oversight through its review of compensation programs to help ensure such programs do not encourage excessive risk-taking. The Compensation Committee reviews base compensation levels and incentive compensation to confirm the Company has appropriate practices in place to support the retention and development of the employees necessary to achieve the Company’s business goals and objectives.
Our Nominating and Governance Committee oversees the Company's risk management process and assists the Board with risk oversight through its oversight of the Company’s Environment, Social, Governance (ESG) matters. The Company’s ESG Executive Committee, which is chaired by one of the Company’s named executive officers, has oversight and responsibility for monitoring the environmental, health, safety, social, governance and other sustainability risks and opportunities related to the Company and its operations, as well as other sustainability matters. The ESG Executive Committee reports regularly to the Nominating and Governance Committee on the Company’s sustainability matters, including its commitment to environmental responsibility, the health and safety of its employees, contractors and the community, and social and governance programs, policies and efforts.
The Board receives regular updates from these committees regarding their activities and also regularly reviews other risks, including risks of a more strategic nature. Key risks associated with the strategic plan of the Company are reviewed annually at a designated meeting of the Board and on an ongoing basis throughout the year. The Board reviews the Company's top risks and efforts to address them every quarter. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also in determination of what constitutes an appropriate level of risk for the Company.
While our Board and its committees oversee risk management, the senior management team of the Company is charged with managing risk. The Company has a strong enterprise risk management process for identifying, assessing and managing risk, as well as monitoring the performance of risk mitigation strategies. The governance of this process is effected through the executive sponsorship of our senior management, and is led by officers and senior managers responsible for working across the business to manage enterprise level risks, identify emerging risks, and provide training on key risks, such as anti-corruption and cyber security training at all levels of the Company. These leaders meet routinely and provide regular updates to our Board and its committees throughout the year.
The Board administers its risk oversight function as a component of its duties, but not in any capacity that has a specific effect on its leadership structure.
40  www.coopertire.com

BOARD OF DIRECTORS AND ITS COMMITTEES
Corporate Governance
The Board has determined that having a non-executive Chairman of the Board and Mr. Hughes serving as a Director and the Chief Executive Officer, is the most effective structure for the Company at this time. The Board believes that having an independent director serve as non-executive Chairman of the Board and Mr. Hughes serving as the Chief Executive Officer strikes an effective balance between management and independent director participation in the Board process. Mr. Holland was named non-executive Chairman of the Board on May 8, 2020 replacing Mr. Capo who did not stand for re-election at the Company’s 2020 Annual Meeting of Stockholders.
Although the Board believes that the existing leadership structure is currently in the best interests of the Company, the Board recognizes that no single leadership structure may be appropriate in all circumstances. Accordingly, the Board has considered this issue annually as part of the succession planning process. The Company’s governance guidelines provide the Board with the flexibility to continue to separate the positions of Chairman of the Board and Chief Executive Officer, or to combine the roles in the future if the Board determines that such a leadership structure would be a more efficient and effective structure for our Board, our business, our employees, and our stockholders.
Code of Conduct
Our Board has adopted a written Code of Conduct for our Directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and employees. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding certain amendments to or waivers from our Code of Conduct by filing Current Reports on Form 8-K with the Securities and Exchange Commission, or promptly disclosing on our website any such amendments or waivers. We will make any amended Code of Conduct available at the Investor Relations/Governance link on our website at http://us.coopertire.com/.
The information contained on or accessible through the Company’s website is not incorporated by reference in this proxy statement and should not be considered a part of this proxy statement.
Hedging and Pledging Transactions
In order to align the interests of the Company’s officers and Directors with those of its stockholders and to address the potential appearance of improper or inappropriate conduct, the Board of Directors has adopted a policy with respect to hedging and pledging of Company securities. This anti-hedging policy prohibits Company officers and Directors, including certain family members of such persons, from hedging Company securities, including short-selling, options, puts, calls, collars and exchange funds, as well as derivatives such as swaps, forwards and futures, or pledging or otherwise encumbering Company securities as collateral for indebtedness. Persons subject to this policy will be afforded a reasonable opportunity to unwind or otherwise terminate any prohibited hedging transactions or arrangements existing as of the time such person becomes subject to the policy.
Board of Directors
During 2020, our Board of Directors held nine Board meetings, four meetings of our Audit Committee, eight meetings of our Compensation Committee, and three meetings of our Nominating and Governance Committee. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees on which such Director served during the past fiscal year during their tenure on the Board. The Board holds regular executive sessions without management present. The non-executive Chairman of the Board presides at all Board meetings, including executive sessions.
Determination of Independence of Directors
The NYSE’s Corporate Governance Listing Standards require that all listed companies have a majority of independent directors. For a director to be “independent” under the NYSE listing standards, the board of directors of a listed company must affirmatively determine that the director has no material relationship with the Company, or its subsidiaries or affiliates, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company or its subsidiaries or affiliates. The Board has adopted the NYSE listing standards as its categorical standards for making director independence determinations.
2021 Proxy Statement  41

In making independence determinations, the Board has broadly considered all relevant facts and circumstances from the standpoint of both the Director and others. The Board has considered that we, our employees or our affiliates may have engaged in transactions or relationships with companies with which our Directors are associated. These transactions or relationships include purchasing products from companies for which our Directors are employees of or are on the board of directors. After these considerations, and in accordance with the NYSE listing standards, the Board has affirmatively determined that each Director serving during 2020, other than Mr. Hughes, has no material relationship with us (either directly or as a partner, stockholder, officer or Director of an organization that has a relationship with us).
Additionally, the Board has determined that each of Mr. Chapman, Ms. Davis, Ms. Dickson, Mr. Holland, Mr. Jordan, Ms. Joubert, Mr. Michel, Mr. Walker and Mr. Welding is “independent” under the NYSE listing standards, which provide that a Director is not independent if:
•	The Director is, or has been within the last three years, one of our employees, or an immediate family member is, or has been within the last three years, one of our executive officers;
•
The Director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(1) The Director is a current partner or employee of a firm that is our internal or external auditor; (2) the Director has an immediate family member who is a current partner of such a firm; (3) the Director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (4) the Director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•
The Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

The Board previously determined that Mr. Capo, who did not stand for re-election at the Company’s 2020 annual meeting of stockholders, was “independent” under the NYSE listing standards for the period of his service as a director in 2020.
Audit Committee
We have a separately designated standing Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Directors Joubert (Chair), Dickson, Holland, and Michel. All members have been determined to be financially literate and to be “independent” under the NYSE’s Corporate Governance Listing Standards and the Exchange Act. The Board has determined that Directors Holland and Joubert each qualifies as an “audit committee financial expert” due to their business experience and educational background. The Audit Committee, among other things:
•
Assists the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of our financial statements and compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and performance of the independent registered public accounting firm and our internal audit function; and

•	Prepares the Audit Committee’s report included in this proxy statement.
The functions of the Audit Committee are set forth in an Audit Committee Charter, which was adopted by the Board on February 4, 2004 and amended and restated on May 11, 2012, and is available on our website. In 2020, we did not have any related person transactions, but our Audit Committee will review and discuss any related person, insider, or affiliated party transactions pursuant to the Audit Committee Charter. It is the written policy of the Company that the Audit Committee will review and discuss reports and disclosures of insider and affiliated party transactions.
42  www.coopertire.com

Compensation Committee
We have a standing Compensation Committee, which is comprised of Directors Davis (Chair), Chapman, Walker and Welding, each of whom is “independent” under the NYSE’s Corporate Governance Listing Standards and the Exchange Act. Compensation decisions for the Company’s senior officers and other key executives are made by our Compensation Committee, and actions of the Committee are reported to the Board of Directors after each meeting. The Compensation Committee, among other things:
•
Establishes the remuneration (base salary, annual and long-term cash, and equity-based incentive compensation, perquisites, and benefits) of our Chief Executive Officer and approves the remuneration (as described for the Chief Executive Officer) of the Company’s senior officers and other key executives, including reviewing and approving the corporate financial goals and objectives relevant to the remuneration arrangements;

•	Reviews the cash and equity-based compensation plans for officers and senior management and makes or recommends changes to the Board of Directors as it deems appropriate;
•	Reviews and approves any executive employment agreements, severance pay plans, deferred compensation plans, and similar plans and arrangements and the executives to whom they apply;
•	Oversees regulatory compliance with respect to compensation matters; and
•	Establishes stock ownership guidelines for the Company’s officers and other key executives and reviews compliance with those guidelines.
The Compensation Committee has engaged Exequity LLP, an independent executive compensation consulting firm, to review and provide guidance regarding our total compensation program for named executive officers for 2021 and to assist the Committee in monitoring and assessing compensation trends for senior management personnel, including the Chief Executive Officer.
The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of our head of Human Resources. Compensation Committee meetings are regularly attended by our Chief Executive Officer and our head of Human Resources. At each regular meeting, the Compensation Committee meets in executive session. The Compensation Committee’s Chairman reports on the Committee's actions and decisions on executive compensation matters to the Board of Directors. Independent advisers and our Human Resources Department support the Compensation Committee in its duties and, along with our Chief Executive Officer and head of Human Resources, may be delegated authority to fulfill certain administrative duties regarding the compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisers, consultants, and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to our outside consultants to ensure that they maintain their objectivity and independence when rendering advice to the Compensation Committee.
Nominating and Governance Committee
We have a standing Nominating and Governance Committee, which is currently comprised of Directors Walker (Chair), Chapman, and Michel, each of whom is “independent” under the New NYSE’s Corporate Governance Listing Standards. The Nominating and Governance Committee, among other things:
•	Recommends candidates for membership on the Board;
•	Ensures that the Board acts within the governance guidelines and that the governance guidelines remain appropriate;
•	Provides oversight of the Company's sustainability efforts; and
•	Performs an annual assessment of the performance of the Board.
The Nominating and Governance Committee will consider candidates for Board membership proposed by our stockholders or other parties. Any recommendation must be in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, and an indication of the consent of the proposed nominee to serve. The recommendation should be addressed to the Nominating and Governance Committee of the Board of Directors, Attention: Secretary, Cooper Tire & Rubber Company, 701 Lima Avenue, Findlay, Ohio 45840. As of the date of this proxy statement, we have not received any director nominee recommendations from any stockholders.
2021 Proxy Statement  43

The Nominating and Governance Committee uses a variety of sources to identify candidates for Board membership, including current members of the Board, our executive officers, individuals personally known to members of the Board and our executive officers and, as described above, our stockholders, as well as, from time to time, third party search firms. Mr. Jordan, who was elected to the Board in January 2021, was nominated to the Board by the nominating and Governance Committee after being identified by a third party search firm. The Nominating and Governance Committee may consider candidates for Board membership at its regular or special meetings held throughout the year.
The Nominating and Governance Committee uses the same manner and process for evaluating every candidate for Board membership regardless of the original source of the candidate’s nomination. Once the Nominating and Governance Committee has identified a prospective candidate, the Nominating and Governance Committee makes an initial determination whether to conduct an initial evaluation of the candidate, which includes an interview by the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee currently has not set specific, minimum qualifications or criteria for nominees that it proposes for Board membership, but evaluates the entirety of each candidate’s credentials. The Nominating and Governance Committee believes, however, that we will be best served if our Directors bring to the Board, among other things, diversity with respect to background, experience, viewpoint, national origin, race, gender and skills, as well as demonstrated integrity, executive leadership, and financial, marketing, or other business knowledge and experience.
The Chair communicates the results of initial evaluation of candidates to the other Nominating and Governance Committee members, the Chairman of the Board or Lead Director, as applicable, and the Chief Executive Officer. If the Nominating and Governance Committee determines, in consultation with the Chairman of the Board or Lead Director, as applicable, and the Chief Executive Officer, that further consideration of the candidate is warranted, members of our senior management gather additional information regarding the candidate. The Nominating and Governance Committee or members of our senior management then conduct background and reference checks and any final interviews, as necessary, of the candidate. At that point, the candidate is invited to meet and interact with the members of the Board who are not on the Nominating and Governance Committee. The Nominating and Governance Committee then makes a final determination whether to recommend the candidate to the Board for Board membership.
Neither the Nominating and Governance Committee nor the Board of Directors has a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by both the Nominating and Governance Committee and the Board of Directors in determining candidates for the Board.
We believe that Board tenure diversity is important and directors with many years of service provide the Board with a deep knowledge of our Company, while newer directors lend fresh perspectives. Within the past four years, the Company has added four new directors. The average tenure of all Directors is 7.3 years.
Availability of Governance Guidelines, Code of Conduct, and Committee Charters
Our governance guidelines, Code of Conduct, and the charters for the Audit Committee, Compensation Committee, and Nominating and Governance Committee are available at the Investors/Governance link on our website at http://us.coopertire.com/.
In addition, stockholders may request a free printed copy of any of these materials by contacting:
Cooper Tire & Rubber Company
Attention: Corporate Secretary
701 Lima Avenue
Findlay, Ohio 45840
(419) 423-1321
44  www.coopertire.com

Stockholder and Interested Party Communications with the Board
Our Board has adopted a process by which stockholders or interested parties may send communications to the Board, the non-employee Directors as a group, or any of the Directors. Any stockholder or interested party who wishes to communicate with the Board, the non-employee Directors as a group, or any Director may send a written communication addressed to:
Board of Directors - Stockholder and Interested Party Communications
Attention: Corporate Secretary
Cooper Tire & Rubber Company
701 Lima Avenue
Findlay, Ohio 45840
The Secretary will review and forward each written communication (except, in his sole determination, those communications clearly of a marketing nature, those communications better addressed by a specific Company department, or those communications containing complaints regarding accounting, internal auditing controls, or auditing matters) to the full Board, the Board Chairman, the non-employee Directors as a group, or the individual Director(s) specifically addressed in the written communication. The Secretary will discard written communications clearly of a marketing nature. Written communications better addressed by a specific Company department will be forwarded to such department, and written communications containing complaints regarding accounting, internal auditing controls, or auditing matters will be forwarded to the Chairman of the Audit Committee.
Director Attendance at Annual Meetings
Our Board does not have a specific policy regarding Director attendance at our Annual Meetings. All of our then serving Directors attended our 2020 Annual Meeting.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Directors Chapman, Davis, Walker and Welding served as members of the Compensation Committee during 2020. During 2020, none of the members of the Compensation Committee was one of our or our subsidiaries’ officers or employees, was formerly one of our or our subsidiaries’ officers or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2020, none of our executive officers or Directors was a member of the board of directors, or on a committee thereof, of any other entity such that the relationship would be construed to constitute a committee interlock within the meaning of the rules of the Securities and Exchange Commission.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP served as the Company’s independent registered public accounting firm for 2020 and has been appointed by the Audit Committee to continue in that capacity during 2021. The Audit Committee’s decision to appoint Ernst & Young LLP has been ratified by the Board and will be recommended to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company. During 2020, Ernst & Young LLP rendered both audit services, including an audit of the Company’s annual financial statements, and certain non-audit services. There is no understanding or agreement between the Company and Ernst & Young LLP that places a limit on audit fees since the Company pays only for services actually rendered and at what it believes are customary rates. Professional services rendered by Ernst & Young LLP are approved by the Audit Committee both as to the advisability and scope of the service, and the Audit Committee also considers whether such services would affect Ernst & Young LLP’s continuing independence.
2021 Proxy Statement  45

Audit Fees
Ernst & Young LLP’s aggregate fees billed for 2019 and 2020 for professional services rendered by them for the audit of the Company’s annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting required by the Sarbanes-Oxley Act of 2002, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements for those years are listed below.
2019 - $2,412,180	2020 - $2,383,000
Audit-Related Fees
Ernst & Young LLP’s aggregate fees billed for 2019 and 2020 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported under “Audit Fees” above, were:
2019 - $144,322	2020 - $74,700
Audit-related fees included fees for employee benefit plan audits and accounting consultation.
Tax Fees
Ernst & Young LLP’s aggregate fees billed for 2019 and 2020 for professional services rendered by them for tax compliance, tax advice, and tax planning were:
2019 - $1,228,760	2020 - $1,249,900
Tax fees in 2019 and 2020 represented fees primarily for international tax planning and domestic and foreign tax compliance.
All Other Fees
Ernst & Young LLP’s aggregate fees billed in 2019 and 2020 for products and services provided by them, other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” were as follows:
2019 - $247,428	2020 - $210,000
Other fees in 2020 represented fees for organizational optimization services.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services expected to be performed by the Company’s independent registered public accounting firm, including the scope of and fees for such services. Requests for audit services, audit-related services, tax services, and permitted non-audit services, each as defined in the policy, must be approved prior to the performance of such services. The policy prohibits the Company’s independent registered public accounting firm from providing certain services described in the policy as prohibited services.
Generally, requests for independent registered public accounting services are submitted to the Audit Committee by the Company’s principal accounting officer (or other member of the Company’s senior financial management) and the Company’s independent registered public accounting firm for consideration at the Audit Committee’s regularly scheduled meetings. Requests for additional services in the categories mentioned above may be approved at Audit Committee meetings to the extent that none of such services are performed prior to their approval. The Chairman of the Audit Committee is also delegated the authority to approve independent registered public accounting firm services requests provided that the pre-approval is reported at the next meeting of the Audit Committee. All requests for independent registered public accounting firm services must include a description of the services to be provided and the fees for such services.
46  www.coopertire.com

Auditor Attendance at the 2021 Annual Meeting
Representatives of Ernst & Young LLP will participate in the Annual Meeting of Stockholders and will be available online to respond to appropriate questions and to make a statement if they desire to do so.
AUDIT COMMITTEE REPORT
This report is submitted by all members of the Audit Committee, for inclusion in this proxy statement, with respect to the matters described in this report.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 1301, Communications With Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Committee has concluded that the independent registered public accounting firm is, in fact, independent of the Company.
The Committee discussed with the Company’s senior internal auditing executive and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the senior internal auditing executive and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls including internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The Committee held four meetings during the fiscal year 2020.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Company’s Board of Directors:

Tracey I. Joubert, Chair
Kathryn P. Dickson
John J. Holland
Gary S. Michel
2021 Proxy Statement  47

BENEFICIAL OWNERSHIP OF SHARES
The information in the table below sets forth those persons (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owners of more than 5% of the Company’s Common Stock as of February 26, 2021 (except as noted below).
The table does not include information regarding shares held of record, but not beneficially, by Delaware Charter Guarantee & Trust Company, dba Principal Trust Company, the trustee of the Cooper Tire & Rubber Company Spectrum Investment Savings Plan and other defined contribution plans sponsored by the Company or a subsidiary of the Company. As of February 26, 2021, those plans held 779,515 shares, or 1.54% of the Company’s outstanding Common Stock. The trustee, in its fiduciary capacity, has no investment powers and will vote the shares held in the plans in accordance with the instructions provided by the plan participants. If no such instructions are received, the provisions of the plans direct the trustee to vote such participant shares in the same manner in which the trustee was directed to vote the majority of the shares of the other participants who gave directions as to voting.
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	BlackRock, Inc.[1]	7,773,291	15.40%
Common Stock	The Vanguard Group[2]	5,105,080	10.11%
Common Stock	Dimensional Fund Advisors LP3	3,886,065	7.70%
1
BlackRock, Inc. filed a Schedule 13G/A with the SEC on January 25, 2021, indicating that as of December 31, 2020, BlackRock, Inc. had sole voting power with respect to 7,691,407 shares and sole dispositive power with respect to 7,773,291 shares. BlackRock, Inc. has indicated that it is a parent holding company. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2
The Vanguard Group filed a Schedule 13G/A with the SEC on February 10, 2021, indicating that as of December 31, 2020, The Vanguard Group had shared voting power with respect to 53,333 shares, sole dispositive power with respect to 5,007,816 shares, and shared dispositive power with respect to 97,264 shares. The Vanguard Group has indicated that it is an investment advisor. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3
Dimensional Fund Advisors LP, filed a Schedule 13G with the SEC on February 12, 2021, indicating that as of December 31, 2020, Dimensional Fund Advisors LP, had sole voting power with respect to 3,746,268 shares and sole disposition power with respect to 3,886,065 shares. Dimensional Fund Advisors LP, has indicated that it is an investment adviser. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

48  www.coopertire.com

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS
The information that follows is furnished as of February 26, 2021, to indicate beneficial ownership by our executive officers and Directors as a group and each named executive officer and Director, individually, of our Common Stock in accordance with Rule 13d-3 under the Exchange Act, as well as ownership of certain other Company securities and ownership of our Common Stock plus certain other Company securities:
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class	Ownership of Other Securities	Ownership of Common Stock and Other Securities	Percent of Class
Gerald C. Bialek	3,248shs	*	10,378shs[3,4]	13,626shs[3,4]	*
Steven M. Chapman	2,631shs	*	141,943shs[2]	144,574shs[2]	*
Susan F. Davis	—shs	*	22,632shs[2]	22,632shs[2]	*
Kathryn P. Dickson	2,500shs	*	9,903shs[2]	12,403shs[2]	*
Christopher J. Eperjesy	—shs	*	—shs	—shs	*
John J. Holland	4,042shs	*	130,943shs[2]	134,985shs[2]	*
Bradley E. Hughes	300,352shs[1]	*	147,731shs[3,4]	448,083shs[1,3,4]	*
Tyrone M. Jordan	—shs	*	—shs	—shs	*
Tracey I. Joubert	—shs	*	15,233shs[2]	15,233shs[2]	*
Gary S. Michel	—shs	*	22,632shs[2]	22,632shs[2]	*
Brian C. Walker	5,413shs	*	13,442shs[2]	18,855shs[2]	*
Robert D. Welding	3,000shs	*	88,710shs[2]	91,710shs[2]	*
Paula S. Whitesell	—shs	*	17,153shs[3,4]	17,153shs[3,4]	*
Stephen Zamansky	74,090shs	*	33,811shs[3,4]	107,901shs[3,4]	*
All executive officers and Directors as a group (13 persons)	395,276shs[1]	0.78%	654,511shs[2,3,4]	1,049,787shs[1,2,3,4]	2.08%
1	Includes 59,235 shares obtainable on exercise of stock options by Mr. Hughes within 60 days following February 26, 2021. These options have not been exercised.
2
Pursuant to the Amended and Restated 1998 non-employee Directors Compensation Deferral Plan described above under “Director Compensation”, the following Directors have been credited with the following number of phantom stock units as of February 26, 2021: Steven M. Chapman - 141,943; Susan F. Davis - 22,632; Kathryn P. Dickson - 9,903; John J. Holland - 130,943; Tyrone M. Jordan - 0; Tracey I. Joubert - 15,233; Gary S. Michel - 22,632; Brian C. Walker - 13,442; and Robert D. Welding - 88,710. The holders do not have voting or investment power over these phantom stock units.

3
Includes the following number of restricted stock units for each of the following executive officers: Gerald C. Bialek - 7,951; Bradley E. Hughes - 79,812; Paula S. Whitesell- 16,364; and Stephen Zamansky - 20,303. The holders do not have voting or investment power over these restricted stock units. The agreements pursuant to which the restricted stock units were granted provide for accrual of dividend equivalents. As originally designed, an executive’s restricted stock unit account will be settled through delivery to the executive on the date selected of a number of shares of our Common Stock corresponding to the number of restricted stock units awarded to the executive, plus shares representing the value of dividend equivalents.

4
Includes the number of performance-based stock units that were notionally earned by each of the following executive officers for 2018 through 2020 net income and return on invested capital performance plus accrued dividend equivalents. The holders do not have voting or investment power over these performance-based stock units. Gerald C. Bialek - 2,427; Bradley E. Hughes - 67,919; Paula S. Whitesell - 789; and Stephen Zamansky - 13,508.

2021 Proxy Statement  49

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2022
As previously discussed above, on February 22, 2021, the Company entered into the Merger Agreement with Goodyear and Merger Sub. While the Merger is subject to the satisfaction or (subject to the extent permitted by applicable law) waiver of customary closing conditions, including receipt of required regulatory approvals and the approval of the Company’s stockholders, the Merger is currently expected to close in the second half of 2021. As a result, it is not certain that the Company will hold an Annual Meeting in 2022. However, assuming that the Company does, any stockholder who intends to present a proposal at the Company’s 2022 Annual Meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that Annual Meeting must deliver the proposal to the Secretary of the Company, at the Company’s principal executive offices, so that it is received no later than November 26, 2021. In addition, if a stockholder intends to present a proposal at the Company’s 2022 Annual Meeting without the inclusion of that proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or between December 26, 2021 and January 25, 2022, in accordance with the Bylaws, proxies solicited by the Board for the Company’s 2022 Annual Meeting will confer discretionary authority to vote on the proposal if presented at the 2022 Annual Meeting.
In addition to the timely notice requirements, a stockholder’s proposal for nominees for directors must comply with Article III, Section 12 of the Company’s Bylaws and other applicable procedures described therein or established by the Nominating and Governance Committee.
INCORPORATION BY REFERENCE
The Compensation Committee Report that begins on page 27 of this proxy statement, disclosure regarding the Company’s Audit Committee and Audit Committee’s financial expert that begins on page 42 of this proxy statement, and the Audit Committee Report on page 47 of this proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or under the Exchange Act.
HOUSEHOLDING INFORMATION
Only one Notice of Internet Availability of Proxy Materials or 2020 Annual Report and this proxy statement is being delivered to multiple stockholders sharing an address unless the Company received contrary instructions from one or more of the stockholders. If a stockholder at a shared address to which a single copy of the Notice of Internet Availability of Proxy Materials or 2020 Annual Report and this proxy statement were delivered wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or 2020 Annual Report or this proxy statement, he or she should contact the Company’s Investor Relations Department at 701 Lima Avenue, Findlay, Ohio 45840 or (419) 423-1321. The stockholder will be delivered, without charge, a separate copy of the Notice of Internet Availability of Proxy Materials or 2020 Annual Report or this proxy statement promptly upon request. If stockholders at a shared address currently receiving multiple copies of the Notice of Internet Availability of Proxy Materials or 2020 Annual Report and this proxy statement wish to receive only a single copy of these documents, they should contact the Company’s Investor Relations Department in the manner provided above.
SOLICITATION AND OTHER MATTERS
The Board of Directors is not aware of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
The solicitation of proxies is being made by the Company, and the Company will bear the cost of the solicitation. The Company has retained Georgeson, 199 Water Street, 26th Floor, New York, New York, to aid in the solicitation of proxies, at an anticipated cost to the Company of approximately $7,500 plus expenses. The Company also will reimburse brokers and other persons for their reasonable expenses in forwarding proxy material to the beneficial owners of the Company’s stock. In addition to the solicitation by use of the mails, solicitations may be made by telephone, facsimile, email or by
50  www.coopertire.com

personal calls, and it is anticipated that such solicitation will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward soliciting material to beneficial owners of shares held of record by such persons. If necessary, officers and other employees of the Company may by telephone, facsimile, email or personally, request the return of proxies.
Please mark, execute, and return the accompanying proxy, or vote by telephone or Internet, in accordance with the instructions set forth on the proxy form, so that your shares may be voted at the Annual Meeting. For information on how to obtain directions to be able to participate in the Annual Meeting and vote online, please contact the Company’s Secretary at 701 Lima Avenue, Findlay, Ohio 45840 or (419) 424-4319.
You may obtain copies of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, free of charge upon written request to the Company at 701 Lima Avenue, Findlay, Ohio 45840, Attention: Secretary or call (419) 424-4319.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON
MAY 7, 2021
This proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and our 2020 Annual Report, are available free of charge at http://www.proxyvote.com.
BY ORDER OF THE BOARD OF
DIRECTORS
Stephen Zamansky
Senior Vice President,
General Counsel & Secretary
March 25, 2021
2021 Proxy Statement  51

COOPERTIRES

COOPER TIRE & RUBBER COMPANY
ATTN: CORPORATE SECRETARY
701 LIMA AVENUE
FINDLAY, OH 45840-0550

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 6, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTB2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 6, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D33465-P50907-Z79269

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COOPER TIRE & RUBBER COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

	For All	Withhold All	For All Except
1. To elect as Directors of Cooper Tire & Rubber Company for a term expiring in 2022, the nominees listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven M. Chapman
02) Susan F. Davis
03) Kathryn P. Dickson
04) John J. Holland
05) Bradley E. Hughes
06) Tyrone M. Jordan
07) Tracey I. Joubert
08) Gary S. Michel
09) Brian C. Walker

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **For non-Plan participants, if no direction is made, this proxy will be voted FOR items 1, 2 and 3**. If any other matters properly come before the Annual Meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Shareholder Letter and 10-K Report are available at www.proxyvote.com.

D33466-P50907-Z79269

Proxy Card - Cooper Tire & Rubber Company

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COOPER TIRE & RUBBER COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2021

The undersigned hereby appoints Bradley E. Hughes, Gerald C. Bialek and Stephen Zamansky, or any of them or their substitutes, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of Cooper Tire & Rubber Company held of record by the undersigned at the close of business on March 12th, 2021, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CTB2021, on Friday, May 7, 2021, at 10:00 a.m. EDT, or any reconvened Annual Meeting following any adjournment(s) or postponement(s) of the Annual Meeting.

For stockholders, this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted **"FOR"** each of the director nominees named herein, **"FOR"** the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm and **"FOR"** the approval of, on a non-binding advisory basis, the Company's named executive officer compensation. The proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Annual Meeting, or any reconvened Annual Meeting following any adjournment(s) or postponement(s) of the Annual Meeting.

Principal Trust Company is Trustee under the following defined contribution plans (the "Plans") sponsored by Cooper Tire & Rubber Company: Spectrum Investment Savings Plan, Pre-Tax Savings Plan (Texarkana), and Pre-Tax Savings Plan (Findlay). This proxy card is also soliciting voting instructions on behalf of the Board of Directors of Cooper Tire & Rubber Company from Plan participants to direct the Trustee to vote the shares of common stock of Cooper Tire & Rubber Company held in the participants' accounts under such Plans in accordance with their instructions.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. FOR STOCKHOLDERS, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, BUT THE PROXIES CANNOT VOTE THESE SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD. FOR PLAN PARTICIPANTS, IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, YOU WILL NEED TO MARK THE "FOR" BOXES FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on the reverse side)